SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the Securities

Exchange Act of 1934
(Amendment No.      )

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Preliminary Proxy Statement	Confidential, for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Under Rule 14a-12

ILLINOIS SUPERCONDUCTOR CORPORATION

(Name Of Registrant As Specified In Its Charter)

(Name Of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY COPY

SUBJECT TO COMPLETION, DATED MAY 11, 2001

[ISCO INTERNATIONAL LETTERHEAD]

451 Kingston Court

Mt. Prospect, Illinois 60056

May 21, 2001

Dear Stockholder:

      On behalf of the board of directors, I cordially invite you to attend the 2001 Annual Meeting of Stockholders of Illinois Superconductor Corporation, to be held on June 22, 2001, beginning at 1:00 p.m., local time, at the Doubletree Guest Suites, 1400 Milwaukee Avenue, Glenview, IL 60025.

      The matters that we expect will be acted upon at the meeting are described in the attached Proxy Statement.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” ALL OF THE PROPOSALS IN THE PROXY STATEMENT.

      It is important that your shares be represented whether or not you are able to be present at the Annual Meeting. Please sign and date the enclosed proxy card and promptly return it to us in the enclosed postage paid envelope.

      Your vote is very important, regardless of the amount of stock that you own.

      We have made great strides over the last year to get our financial house in order and to refocus our efforts on the potential opportunities that lie ahead. We believe your support for the proposals described in the Proxy Statement is essential for us to continue with this program. Please return your proxy card as soon as possible.

Sincerely,

/s/ George Calhoun
George Calhoun
Chairman of the Board and
Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 22, 2001

To the Stockholders of

Illinois Superconductor Corporation:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Illinois Superconductor Corporation (the “Company”), a Delaware corporation, will be held at the Doubletree Guest Suites, 1400 Milwaukee Avenue, Glenview, IL 60025 beginning at 1:00 p.m., local time, for the following purposes:

(1)	To elect two Class II directors to the Company’s board of directors for a term of three (3) years and until their successors are duly elected and qualified;

(2)	To approve an amendment to the Company’s Certificate of Incorporation to change the corporate name of the Company from “Illinois Superconductor Corporation” to “ISCO International, Inc.”;

(3)	To approve amendments to the Illinois Superconductor Corporation 1993 Stock Option Plan, as amended, as described in the Proxy Statement;

(4)	To ratify the appointment by the board of directors of Grant Thornton LLP as the independent auditors of the Company’s financial statements for the fiscal year ending December 31, 2001; and

(5)	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

      The board of directors has fixed the close of business on April 27, 2001 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record of the Company as of the close of business on April 27, 2001 will be entitled to vote at the Annual Meeting. The Company will maintain a complete list of its stockholders entitled to vote at the Annual Meeting at its headquarters located at 451 Kingston Court, Mt. Prospect, IL for ten days prior to the date of the Annual Meeting. If the Company has to adjourn the Annual Meeting, then it will take action on the items described above on the date to which the Annual Meeting is adjourned.

By Order of the Board of Directors,

/s/ Charles F. Willes
Charles F. Willes, Secretary

Mt. Prospect, IL

May 21, 2001

ILLINOIS SUPERCONDUCTOR CORPORATION

451 KINGSTON COURT
MT. PROSPECT, ILLINOIS 60056

PROXY STATEMENT

      The accompanying proxy is solicited on behalf of the board of directors of Illinois Superconductor Corporation, a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 1:00 p.m., local time, on June 22, 2001 at the Doubletree Guest Suites, 1400 Milwaukee Avenue, Glenview, IL 60025, and any adjournment or postponement thereof. This Proxy Statement and accompanying proxy are first being mailed to stockholders on or about May 21, 2001.

      Record Date and Outstanding Shares. The board of directors has fixed the close of business on April 27, 2001 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. As of the Record Date, the Company had outstanding 107,751,614 shares of common stock, par value $.001 per share, including attached preferred stock purchase rights (the “Common Stock”).

      Each of the outstanding shares of Common Stock is entitled to one vote on all matters to come before the Annual Meeting. As of the Record Date, none of the Company’s Preferred Stock, par value $.001 per share, was outstanding.

      Voting of Proxies. Dr. George Calhoun and Mr. Charles F. Willes, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the board of directors of the Company to serve in such capacity. Dr. Calhoun and Mr. Willes are officers of the Company and Dr. Calhoun is also Chairman of the board of directors. Each executed and returned proxy will be voted in accordance with the directions indicated thereon, or if no direction is indicated, such proxy will be voted in accordance with the recommendations of the board of directors contained in this Proxy Statement.

      Each stockholder giving a proxy has the power to revoke it at any time before the shares it represents are voted. Revocation of a proxy is effective upon receipt by the Secretary of the Company of either (i) an instrument revoking the proxy or (ii) a duly executed proxy bearing a later date. Additionally, a stockholder may change or revoke a previously executed proxy by voting in person at the Annual Meeting.

      Required Vote. The affirmative vote of a plurality of the shares of Common Stock voted in person or by proxy is required to elect the nominees for director. The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote thereon (53,875,808 shares as of the Record Date) is required to approve the amendment to the Company’s certificate of incorporation, as amended (the “Certificate of Incorporation”). The affirmative vote of a majority of the shares of Common Stock present, in person or represented by proxy at the Annual Meeting and entitled to vote on the matters is required to approve the amendments to the Illinois Superconductor Corporation 1993 Stock Option Plan, as amended and the ratification of the appointment of Grant Thornton LLP as the Company’s independent auditors.

      Quorum; Abstentions and Broker Non-Votes. A majority of the shares of Common Stock issued and outstanding as of the Record Date is required to transact business at the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of election appointed for the Annual Meeting.

      Abstentions and broker non-votes will be included in determining the presence of a quorum. Abstentions and broker non-votes will have no effect on the election of directors, but will have the same effect as votes “against” the proposal to approve the amendment to the Certificate of Incorporation. In the case of the amendments to the Illinois Superconductor Corporation 1993 Stock Option Plan and the ratification of the appointment of the independent auditors, abstentions will have the effect of votes against the proposals, but broker non-votes will have no effect on the outcome.

      Stockholder List. A list of stockholders entitled to vote at the Annual Meeting, arranged in alphabetical order, showing the address and number of shares registered in the name of each stockholder, will be open to the examination of any stockholder for any purpose germane to the Annual Meeting during ordinary business hours commencing June 12, 2001 and continuing through the date of the Annual Meeting at the principal offices of the Company, 451 Kingston Court, Mt. Prospect, Illinois 60056.

Who Can Help Answer Your Questions?

      If you have questions about the Annual Meeting or would like additional copies of this Proxy Statement, you should contact our Secretary and Chief Financial Officer, Charles F. Willes, 451 Kingston Court, Mt. Prospect, Illinois 60056, telephone (847)391-9400.

Annual Report

      The Company’s Annual Report to Stockholders for the year ended December 31, 2000, accompanies this Proxy Statement. On written request, the Company will provide, without charge, a copy of its Annual Report on Form 10-K/A for the year ended December 31, 2000, filed with the Securities and Exchange Commission (including a list briefly describing the exhibits thereto), to any record holder or beneficial owner of Common Stock on April 27, 2001, the Record Date, or to any person who subsequently becomes such a record holder or beneficial owner. Requests should be directed to the attention of the Secretary of the Company at the address of the Company set forth above.

A Warning About Forward-Looking Statements

      The Company makes forward-looking statements in this document. These forward-looking statements are subject to risks and uncertainties, including those that are enumerated under the heading “Risk Factors” in the Company’s Annual Report to Stockholders on Form 10-K/A for the year ended December 31, 2000 and in the Company’s other filings with the Securities and Exchange Commission and the uncertainty as to whether certain discussions by the Company will lead to, or result in consummation of any strategic business opportunities. Such risks and uncertainties could cause actual results to differ materially from those projected. Therefore, there can be no assurance that such statements will prove to be correct. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “plans,” “believes,” “anticipates,” “expects” and “intends,” or the negative of such terms and similar terminology. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to release publicly the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of anticipated events.

PROPOSAL 1

ELECTION OF DIRECTORS

      The board of directors currently consists of six directors. Article Seven of the Certificate of Incorporation provides that the board of directors shall be classified with respect to the terms for which its members shall hold office by dividing the members into three classes. At the Annual Meeting, two Class II directors are to be elected for a term of three years expiring at the 2004 Annual Meeting of Stockholders. The board of directors recommends that the stockholders vote “FOR” the election of the nominees named in this Proxy Statement to continue to serve as a director of the Company. See “Nominees for Election” below.

      The Class III and Class I directors whose terms of office expire in 2002 and 2003, respectively, will continue to serve after the Annual Meeting until such time as their respective terms of office expire or their successors are duly elected and qualified. See “Other Directors” below.

      If at the time of the Annual Meeting a nominee should be unable or decline to serve, a proxy named on the proxy card accompanying this Proxy Statement will vote for such substitute nominee as the board of directors recommends, or vote to allow the vacancy created thereby to remain open until filled by the board, as the board recommends. The board of directors has no reason to believe that either of the nominees will be unable or will decline to serve as directors if elected.

Nominees for Election

      The name of each nominee for the office of the Class II director, together with certain information concerning such nominees, is set forth below:

			Served as
Name	Age	Position with the Company	Director Since

Howard S. Hoffmann	47	Director	1998

Tom L. Powers	64	Director	1996

      Mr. Hoffmann has served as a director of the Company since July 1998. Mr. Hoffmann is currently a principal of Nightingale & Associates, LLC, a management consulting firm. Mr. Hoffmann has been a member of the board of directors of Vision Twenty-One, Inc. (OTCBB: EYES) since September 2000 and was appointed Chairman of the Board in February 2001. Mr. Hoffmann has over 20 years of financial, operational and general management experience in a wide range of industries including computer hardware and software, consumer products, financial services, distribution and transportation. He joined Nightingale & Associates in 1990 after serving as interim Chief Financial Officer of two privately held businesses. Mr. Hoffmann began his career with Irving Trust Company as a commercial lending officer and later served as Vice President, Corporate Lending at Bank of America in the high technology group. More recently, he served as Chief Financial Officer of Applications Systems, Inc., an information technology firm operating in seven European countries, and as interim Chief Financial Officer and Chief Operating Officer of a $100 million consumer products company with international operations. Mr. Hoffmann holds a B.A. degree in Mathematics and Economics from the University of California — Santa Barbara and an M.B.A. in Finance from the University of Pennsylvania, Wharton Graduate School of Business. Mr. Hoffmann is the Chairman of the Audit Committee and a member of the Compensation Committee.

      Mr. Powers has served as a director of the Company since October 1996. From 1993 to 1999, he was an Associate Director of the Advanced Manufacturing Center at New Mexico State University in Las Cruces, New Mexico. He is on the Board of Directors of Material Recovery of North America, a start up company in New Mexico, and is a consultant to a number of companies in the telecommunications industry. From 1989 to 1991, Mr. Powers was President of the cellular systems business unit of AT&T Network Systems Group, now known as Lucent Technologies, Inc. Under his leadership, the business unit became the market leader in wireless infrastructure equipment in the United States, opened markets internationally and introduced the industry’s first digital cellular system. In 1983, he became Vice President of a joint venture between AT&T and Philips Telecommunications B.V. located in the Netherlands. He joined AT&T in 1958 as a member of the technical staff of Bell Laboratories and went on to management positions in consumer products, customer switching systems engineering and network planning. Mr. Powers holds a M.E.E. degree in Electrical Engineering for New York University and a B.S. degree in Electrical Engineering from the University of Arkansas. Mr. Powers is a member of the Compensation Committee and serves as its Chairman.

Other Directors

      The following persons will continue to serve as directors of the Company after the Annual Meeting until their respective terms expire (as indicated below) or until their successors are duly elected and qualified.

			Served as
			Director	Term
Name	Age	Position with the Company	Since	Expires

Mark D. Brodsky	47	Director	1999	2002

Daniel Spoor	45	Director	2000	2002

George M. Calhoun	48	Director, Chairman of the Board and Chief Executive Officer	1999	2003

Norbert Lou	27	Director	2001	2003

      Mr. Brodsky has served as a director of the Company since November 1999 and was previously a director between June 1998 and March 1999. Since 1996 he has been a Portfolio Manager at Elliott Management Corporation (“Elliott Management”). In that capacity, Mr. Brodsky provides services for the benefit of Elliott Associates, L.P. (“Elliott Associates”) and Elliott International, L.P. (f/k/a Westgate International, L.P.) (“Elliott International”). Elliott Associates and Elliott International are institutional investment firms having combined capital of $1.3 billion, and are two of the three principal investors in the Company. Prior to joining Elliott Management, Mr. Brodsky served for two years as a vice president and partner at Dickstein Partners, L.P., another investment institution. Prior to Dickstein, he practiced law for 16 years, primarily at Kramer, Levin, Naftalis & Frankel in New York City, where he was a partner for several years. Mr. Brodsky holds a J.D. degree, cum laude, from Harvard Law School and an M.A. and B.A. in Political Science, summa cum laude, from the University of Pennsylvania.

      Mr. Spoor has served as a director of the Company since December 2000. Mr. Spoor was appointed President and Chief Executive Officer of Lockheed Martin Canada Inc. in December 1999. Lockheed Martin Canada is a highly diversified global enterprise principally engaged in the research, design, manufacture, and integration of advanced-technology products. Prior to becoming Lockheed Martin Canada’s President and CEO in 1999, Mr. Spoor was Vice President-Operations for the Lockheed Martin Electronics Sector and held executive positions at the Lockheed Martin Ocean, Radar & Sensor Systems business, Vice President-Traffic Management and Vice President-Manufacturing Operations. From 1989 to 1995, Mr. Spoor was Vice President with General Signal. Earlier, during his 12 years with General Electric, he held a variety of management positions. Mr. Spoor earned a B.S. degree in Mechanical Engineering from Clarkson University, and an M.B.A. from the University of South Carolina. Mr. Spoor is a member of the Audit Committee.

      Dr. Calhoun has served as a director and as the Chief Executive Officer of the Company since November 1999 and as Chairman since November 2000. He has more than 20 years of experience in high-tech wireless systems development, beginning in 1980 as the co-founder of InterDigital Communications Corporation (Nasdaq: IDCC), where he participated in the development of the first commercial application of digital TDMA radio technology, and introduced the first wireless local loop system to the North American telecommunications industry. While at InterDigital, Dr. Calhoun held a number of executive positions, including Senior Vice-President of the North American business unit, Senior VP of technology & strategy, and President of IMM Technology, an intellectual property and licensing subsidiary. In 1992, Dr. Calhoun joined Geotek Communications to help lead its technology development program for a spread spectrum frequency hopping radio system for fleet applications. Dr. Calhoun was a Director and Vice-Chairman of Geotek (which filed for reorganization under Chapter 11 of the Federal Bankruptcy Code in 1998), and served as the Chairman of the company’s engineering joint venture in Israel, PowerSpectrum Technologies, Ltd. until

1998. In 1998, Dr. Calhoun founded Davinci Solutions, LLC, a consulting firm focused on wireless and Internet technology companies. Dr. Calhoun is also Chairman of ExpertCall LLC, an Internet start-up focused on B2B customer care applications. He is the author of two technical books on digital wireless technology, and of the forthcoming Third Generation Wireless Systems: Volume I, Post-Shannon Architectures. Dr. Calhoun holds a Ph.D. in Systems Science from the Wharton School at the University of Pennsylvania, as well as a B.A. from the same university.

      Mr. Lou has served as a director of the Company since January 2001. Since 1998 he has been a Portfolio Analyst at Elliott Management. In that capacity, Mr. Lou provides services for the benefit of Elliott Associates and Elliott International. Prior to joining Elliott Management, Mr. Lou was an Analyst in the Mergers and Acquisitions Group at Brown Brothers Harriman & Company. Mr. Lou holds a B.S. in Biological Engineering from Cornell University.

      Securityholders’ Right to Designate Directors. A Securities Purchase Letter Agreement dated as of November 5, 1999 by and between the Company, Elliott Associates, Elliott International and Alexander Finance, LP (“Alexander” and with Elliott Associates and Elliott International, the “Investors”), as amended (the “Letter Agreement”), granted the Investors the right to designate for selection as members of the Company’s board of directors up to two-thirds of the Company’s board of directors. Upon the conversion of the senior convertible notes held by Elliott Associates and Elliott International on December 29, 2000, the Letter Agreement was automatically terminated. The board of directors accepted the resignation of Samuel Perlman in January 2001 and appointed Norbert Lou of Elliott Associates, pursuant to Elliott Associates’ request, to the Company’s board of directors. Mr. Brodsky will continue as a Class III member of the board of directors until 2002 as another designee pursuant to the Letter Agreement. Mr. Howard Hoffmann, who was designated by the Investors (and other investors in the Company) in July 1998 to be a director of the Company pursuant to designation rights under the terms of the Securities Purchase Agreement dated as of May 15, 1998, between the Company, the Investors and other investor named therein, has served on the board since that time and continues as a director.

      Director Compensation. During 2000, the Company did not provide any cash compensation to its directors for their service on the board of directors. Each director of the Company who is not an employee of the Company (a “Non-Employee Director”) participates in the Illinois Superconductor Corporation 1993 Stock Option Plan (the “Plan”). The Plan provides for the automatic grant of non-qualified stock options (“NQSOs”) to each Non-Employee Director who is re-elected or continues to serve as a director because his or her term has not expired in consideration of his or her service on the board of directors to purchase 40,000 shares of Common Stock at the reported closing price of the Common Stock on the date of each annual meeting of the stockholders of the Company, provided that no such automatic grant shall be made to a Non-Employee Director who is first elected to the board of directors at the first such meeting or was first elected to the board of directors within three months prior to such annual meeting. This amount was increased from 10,000 shares to 40,000 shares in February 2001 with such options to vest monthly over a two year period from the date of grant.

      In addition, the Plan was also amended in May 2001 to provide for the automatic grant of NQSOs to each Non-Employee Director who is appointed or continues to serve on a committee of the board of directors in consideration of his or her service on a committee to purchase 5,000 shares of Common Stock at the reported closing price of the Common Stock on the date of each annual meeting of the stockholders of the Company, provided that no such automatic grant shall be made to a Non-Employee Director who was first appointed to the committee within three months prior to such annual meeting. These stock options vest monthly over a two year period from the date of grant and expire ten years from the date of grant.

      Pursuant to the Plan as in effect in 2000, Messrs. Perlman, Powers, Brodsky and Hoffmann were each granted an option to purchase 10,000 shares of Common Stock on July 18, 2000 and Mr. Spoor was granted an option to purchase 10,000 shares of Common Stock in December 2000. In addition, each Non-Employee Director may also be granted additional stock options at the discretion of the board; provided, however, that during any calendar year, stock options for no more than 500,000 shares of Common Stock may be granted to any individual Non-Employee Director. The terms of such discretionary stock option grants shall be determined by the board of directors. On February 5, 2001, each Non-Employee director received a grant of stock options to purchase 30,000 shares of Common Stock at an exercise price of $1.9375 which vest on a monthly basis over a two year period. In addition, Mr. Hoffmann was granted two options to purchase 5,000 shares of Common Stock on May 2, 2001 at an exercise price of $1.35 for his service on the Audit and Compensation Committee during 2000 and Mr. Powers was granted an option to purchase 5,000 shares of Common Stock on May 2, 2001 at an exercise price of $1.35 for his service on the Compensation Committee.

      All Non-Employee Directors are reimbursed for their reasonable out-of-pocket expenses incurred in attending board and committee meetings.

      Meetings. During the year ended December 31, 2000, the board of directors held 18 meetings. Each director attended at least 75% of the aggregate of the number of board meetings (during the period of his service as a director) and the total number of meetings of committees on which he served that were held (during the period of his service as a member of such committee) during 2000.

      Committees of the Board of Directors. The board of directors has established an Audit Committee and a Compensation Committee, each of which is comprised entirely of Non-Employee Directors. The Audit Committee consists of Mr. Hoffmann (Chairman) and as of May 2001, Mr. Spoor. The Compensation Committee consists of Messrs. Powers (Chairman) and Hoffmann. The Company does not have a standing Nominating Committee.

      The Audit Committee generally has responsibility for recommending independent auditors to the board of directors for selection, reviewing the plan and scope of the audit, reviewing the Company’s audit and control functions, oversight of the Company’s insider trading policy and reporting to the full board of directors regarding all of the foregoing. The Audit Committee held one meeting in 2000. See “Report of the Audit Committee.”

      The Compensation Committee generally has responsibility for recommending to the board of directors guidelines and standards relating to the determination of executive compensation, reviewing the Company’s executive compensation policies and reporting to the full board of directors regarding the foregoing. The Compensation Committee also has responsibility for administering the Plan, determining the number of options to be granted to the Company’s executive officers and employees pursuant to the Plan and reporting to the full board of directors regarding the foregoing functions. The Compensation Committee held 10 meetings in 2000. See “Report of the Compensation Committee”.

Compensation Committee Interlocks and Insider Participation

      Tom L. Powers and Howard S. Hoffmann served as members of the Compensation Committee of the board of directors. Neither Mr. Powers nor Mr. Hoffmann currently serves as an officer of the Company. There are no compensation committee interlocks between the Company and any other entity involving the Company’s or such entity’s executive officers or board members.

Executive Officers

      Set forth below is a table identifying executive officers of the Company who are not identified in the tables entitled “Election of Directors — Nominees for Election” or “— Other Directors.” Biographical information for Dr. Calhoun is set forth above under “Other Directors.”

Name	Age	Position with Company

Amr Abdelmonem	35	EVP and Chief Technology Officer

Charles F Willes	46	Chief Financial Officer

Shawn P. Doyle	46	EVP, Commercial Development

Dennis M. Craig	41	Vice President/General Manager —Manufacturing

Michael Cromar	54	Vice President Louisville, CO Operations

      Dr. Abdelmonem joined the Company in January 1995 as a Filter Engineer and was promoted to Director of Engineering in August 1998, to Vice President of Development Engineering in March 1999 and to Chief Technology Officer in December 1999. Before joining the Company, Dr. Abdelmonem was an engineer with Exxon Corporation in Egypt. Subsequently, he was affiliated with the University of Maryland in a number of research and teaching positions where much of his research focused on semi-conductor laser and advanced filter design. Dr. Abdelmonem earned his B.S. and M.S. degrees in Electrical Engineering from Ain-Shams University in Cairo, Egypt, and his Ph.D. from the University of Maryland. Much of his research focused on semi-conductor laser design, superconducting technology and advanced filter design. Dr. Abdelmonem is a Senior Member of the IEEE and has published numerous documents for industry conferences and trade journals. He holds three patents and has four patent applications pending.

      Mr. Willes joined the Company in July 2000 and brings more than 20 years executive and corporate finance experience, including 10 years experience in the fields of high technology and wireless communication. Mr. Willes has extensive experience with start-up firms, focusing on their efforts to achieve initial profitability, and negotiating strategic partnerships, joint venture arrangements, and M&A transactions, with more than 60 such transactions completed. Before joining the Company, Mr. Willes served as President and CEO of Hallcrest, Inc., a leading manufacturer of thermochromic liquid crystals and microencapsulated products. He has held corporate development positions at Motorola, Inc. and AirTouch Communications, Inc. While in those positions, he led the efforts in completing nine major domestic and international telecommunication joint ventures. Throughout his corporate finance career, he has raised more than $1 billion in capital funding. Mr. Willes started his career as a CPA at KPMG Peat Marwick. Mr. Willes holds an M.B.A. in Finance/Accounting from the University of Illinois and a B.S. in Business from Eastern Illinois University. In addition, he has completed additional post-graduate work at both the University of Michigan and DePaul University.

      Mr. Doyle, formerly Executive Vice President Commercial Development for Spectral Solutions, Inc. (“SSI”) continues in that role with the Company. Mr. Doyle has served as Vice President of Sales, Triton Network Systems, a broadband wireless company. As Vice President, Sales for Wireless Networks at Northern Telecom, Inc. he led a sales team that secured over $1 billion in wireless customer contracts over three years. In his 19-year career with Nortel, Mr. Doyle served as Director of Sales for various departments, including MSL-100 Distributor Sales, Cellular Systems, the Motorola-Nortel Wireless Systems joint venture, and Wireless Networks. Mr. Doyle holds an M.B.A. from Vanderbilt University and a B.S. degree in Chemistry from St. John’s University.

      Mr. Craig joined the Company in December 1996 as Vice President, Engineering and Manufacturing. Before joining the Company, Mr. Craig was at Motorola, Inc., where he served as Manufacturing and Technical Operations Manager in the Component Products Division, where his responsibilities included the management of engineering, process engineering, manufacturing operations and development of new product platforms. Prior to joining Motorola, Mr. Craig spent four years at Northrop/Grumman Defense Systems Division, leading teams to develop numerous cost reduction and production process improvement programs. He holds a B.S. degree in Mechanical Engineering from the University of Illinois at Chicago and an M.B.A. degree from Lake Forest Graduate School of Management. He currently holds two patents.

      Dr. Cromar joined the Company as Vice President, Engineering and Development, a post he held at SSI. Dr. Cromar is principally responsible for the development and prototyping of the SupeRx, a tower-top HTS front-end receiver. Formerly head of Research and Development at SCT, Dr. Cromar managed numerous development projects for commercial customers and government sponsors. During his 16-year tenure with the National Institute of Standards and Technology (“NIST”), Boulder Laboratories, Dr. Cromar supervised and performed research and development in superconducting devices, materials, and fabrication. As the first Project Leader of the High Tc Superconducting Electronics Project at NIST, Dr. Cromar developed and led a team that achieved worldwide recognition for its research on high Tc Josephson junctions and microwave devices. He is the recipient of the Department of Commerce Gold and Silver medals for his work on superconducting devices. He received his Ph.D. in Physics from the University of Oregon and a B.S. degree in Physics and a B.A. degree in Psychology from Stanford University.

      The board of directors elects officers annually and such officers, subject to the terms of certain employment agreements, serve at the discretion of the board. See “Executive Compensation and Certain Transactions — Employment Agreements.” The Company entered into employment agreements with Messrs. Cromar and Doyle in August 2000, Mr. Abdelmonem effective as of January 2001 and is contemplating entering into employment agreements with Dr. Calhoun, Mr. Willes and Mr. Craig. There are no family relationships among any of the directors or executive officers of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance.

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers (as defined under Section 16(a) of the Securities Exchange Act), directors and persons who own greater than 10% of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on a review of the forms it has received and on written representations from certain reporting persons that no such forms were required for them, the Company believes that during 2000, all of the Section 16(a) filing requirements applicable to its officers, directors and 10% beneficial owners were complied with by such persons.

Executive Compensation and Certain Transactions

      The following table provides information concerning the annual and long-term compensation for services in all capacities to the Company for the years ended December 31, 2000, 1999 and 1998 of (i) the Company’s chief executive officer and (ii) all other executive officers whose salary and bonus for services rendered in all capacities to the Company for the fiscal year ended December 31, 2000 exceeded $100,000 (collectively, the “Named Executive Officers”).

Summary Compensation Table

		Annual		Long-Term
		Compensation		Compensation Awards

				Restricted	Securities
				Stock	Underlying
Name and Principal Position	Year	Salary	Bonus	Awards	Options

George M. Calhoun	2000	$163,288	—	—	500,000
Chief Executive Officer	1999	4,730	$10,000	—	100,000
	1998	—	—	—	—

Dennis M. Craig	2000	150,000	—	$502,440 (1)	205,000
Vice President/General Manager	1999	150,575	—	—	95,000
	1998	141,760	—	—	70,000

Amr Abdelmonem	2000	138,661	—	$502,440 (1)	280,000
Chief Technical Officer	1999	116,345	—	—	69,575
	1998	95,675	—	—	5,000

Charles F. Willes (2)	2000	66,346	—	—	300,000
Chief Financial Officer	1999	—	—	—	—
	1998	—	—	—	—

Cynthia Quigley (3)	2000	101,635	35,000	—	—
Former Chief Financial Officer	1999	69,325	12,000	—	30,000
	1998	—	—	—	—

(1)	Based on 120,000 shares granted to each of Mr. Craig and Dr. Abdelmonem and the closing price of the Common Stock ($4.187) on the date of grant, February 15, 2000. The value of these shares at December 29, 2000, based on a closing price of $1.406 on that date, was $168,720, respectively. Dr. Abdelmonem’s shares vest at the rate of 25% on the first anniversary of the date of the grant and monthly thereafter, over a three year period and Mr. Craig’s shares vest at the rate of 10%, 20%, 30% and 40% on the first, second, third and fourth anniversary, respectively, of the date of the grant. If any dividends are paid on the Common Stock, such dividends also will be paid on the restricted shares granted to each Named Executive Officer.

(2)	Mr. Willes commenced employment with the Company in July 2000.

(3)	Ms. Quigley discontinued her employment with the Company in July 2000.

Option Grants In 2000

      The following table contains information concerning the grant of stock options by the Company to the Named Executive Officers during 2000. There were no stock appreciation rights granted in 2000.

					Potential Realizable
					Value at Assumed
					Annual Rates of
	Number of	Percent of			Stock Price
	Securities	Total Options			Appreciation for
	Underlying	Granted to	Exercise		Option Term (1)
	Options	Employees in	Price Per	Expiration
Name	Granted	Fiscal Year	Share	Date	5%	10%

George M. Calhoun	500,000	13.6	$6.6094	3/24/10	$2,078,657	$5,267,692

Dennis M. Craig	205,000	5.6	$4.1875	2/15/10	539,957	1,368,350

Amr Abdelmonem	180,000	7.6	$4.1875	2/15/10	474,109	1,201,478
	100,000		$1.3438	12/19/10	84,525	214,202

Charles F. Willes	200,000	8.1	$4.75	7/14/10	597,550	1,514,300
	100,000		$1.3438	12/19/10	84,525	214,202

Cynthia Quigley	—

(1)	Potential realizable value is presented net of the option exercise price but before any federal or state income taxes associated with exercise. The assumed stock price appreciation rates used to determine the potential realize value are prescribed by the Securities and Exchange Commission rules for illustrative purposes only and are not intended to forecast or predict future stock prices. Actual gains are dependent on the future performance of the Common Stock and the option holder’s continued employment throughout the vesting period.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

      The following table provides information concerning the Named Executive Officers’ unexercised options at December 31, 2000. None of the Named Executive Officers held or exercised any stock appreciation rights, during 2000.

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-The-Money
	Shares		Options at		Options at
	Acquired On	Value	December 31, 2000		December 31, 2000
	Exercise	Realized
Name	(#)	($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

George M. Calhoun	—	—	100,000	500,000	$95,310	—

Dennis M. Craig	—	—	171,042	343,958	80,151	$168,744

Amr Abdelmonem	15,250	$64,654	65,025	401,875	45,733	175,173

Charles F. Willes	—	—	—	300,000	—	—

Cynthia Quigley	—	—	30,000	—	25,311	—

(1)	The value per option is calculated by subtracting the exercise price from the closing price of the Common Stock on the OTC Bulletin Board on December 29, 2000 (the last trading day in 2000) of $1.406.

      Employment Agreements. Effective August 11, 1999, the Company entered into an employment agreement with Ms. Quigley and Tatum CFO Partners LLP. The agreement, which was terminated in July 2000, provided for a base salary of $175,000, plus a quarterly bonus of up to 33% of Ms. Quigley’s base salary.

      The Company entered into an employment agreement with Amr Abdelmonem dated as of January 1, 2001 to be Chief Technology Officer of the Company for a term of three years, with one year renewal options. Dr. Abdelmonem is paid an annual salary of $200,000 and is paid a severance of one year’s salary if (i) the Company terminates his employment without Cause (as defined in the agreement) or (ii) Dr. Abdelmonem terminates his employment for Good Reason (as defined in the agreement), which such severance is offset by any income received by Dr. Abdelmonem during the severance period. His severance is increased to two years salary in the case of a change in control (as defined in the agreement) of the Company and a termination as described previously. Dr. Abdelmonem also receives a severance of six months salary if his employment contract expires without renewal. Dr. Abdelmonem’s agreement includes a provision for a bonus to be paid at the discretion of the board of directors and certain non-competition, non-solicitation, assignment of invention and confidentiality provisions.

      Legal Proceedings with Affiliates. In February 1999, Mark Levy, derivatively on behalf of the Company, filed a complaint against Southbrook International Investments, Ltd. (“Southbrook”), Elliott Associates, Elliott International, Alexander and against the Company as a “nominal defendant.” The complaint filed in the United States District Court for the Southern District of New York, alleges that Southbrook, Elliott Associates, Elliott International and Alexander, while having beneficial ownership of more than 10% of our Common Stock, traded the Common Stock such that the Company is entitled to recover short swing profits under Section 16(b) of the Securities Exchange Act of 1934 in connection with purchases and sales of Company securities within six month periods. The complaint sought to recover from Southbrook, Elliott Associates, Elliott International and Alexander their respective profits (in unspecified amounts) from those transactions. No relief was sought against the Company as a nominal defendant.

      Elliott Associates, Elliott International and Alexander are each currently holders of more than 10% of our Common Stock. Two of the current six directors of the Company, Messrs. Brodsky and Lou, are employed by a company that provides management services to, and is under common control with, Elliott Associates and Elliott International. Mr. Brodsky was appointed in accordance with an agreement dated November 5, 1999 by and between Elliott Associates, Elliott International, an unaffiliated investor, and the Company.

      On February 22, 2001, the Company announced that a settlement of this litigation had been reached with Elliott Associates and Elliott International. On March 30, 2001, the settlement was approved by the court which resulted in the Company receiving $15 million, less $4.5 million in legal fees and certain other expenses.

      On March 16, 2001, the Company announced that a settlement of this litigation had been reached with Alexander. On April 27, 2001, the settlement was approved by the court which resulted in the Company receiving $5 million, less $1.5 million in legal fees and certain other expenses.

      Certain Business Relationships. On October 20, 2000, Elliott Associates and Elliot International purchased, for an aggregate price of $5 million, an aggregate of 1,818,182 shares of Common Stock. The price paid was 10% above the closing price of Common Stock on that date. In addition, the Company agreed to register these shares with the Securities and Exchange Commission for resale. On such date, Messrs. Brodsky and Perlman were directors of the Company and affiliated with Elliott Associates and Elliot International.

      On December 29, 2000, Alexander, Elliot Associates and Elliott International, holders of our senior convertible notes, converted $14,354,778 in principal amount of their notes plus accrued interest into 63,283,309 shares of Common Stock.

      On February 23, 2001, the Company secured a short-term bridge loan from Elliott Associates for up to $3.5 million to fund the Company’s working capital needs. The purpose of the short-term bridge loan was to fund the Company’s working capital needs. The Company accessed the first $2 million of the loan at closing and accessed the balance of $1.5 million on April 2, 2001. Both loans, plus accrued interest thereon, were repaid in full on April 6, 2001.

THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE AND THE PERFORMANCE GRAPH ON PAGE 14 WILL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT WE SPECIFICALLY INCORPORATE THIS INFORMATION BY REFERENCE. THE FOLLOWING REPORT SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

Report of the Compensation Committee

      The objectives of the Compensation Committee in determining the levels and components of executive compensation are (i) providing executives with both cash and equity incentives to further the interests of the Company and its stockholders, (ii) compensating them at appropriate levels with a recognition of compensation levels of executive officers at other high technology companies at a comparable stage of development, and (iii) attracting, rewarding and retaining outstanding executive officers to the Company. Generally, the compensation of all executive officers is composed of a base salary plus a discretionary bonus based upon achievement of specified goals. In addition, the Company grants stock options, from time to time in its discretion, to base potential compensation on stockholder return and to provide for compensation based upon the Common Stock performance over time.

      The Compensation Committee determined the terms of the employment agreement for Dr. Abdelmonem and is in the process of negotiating employment agreements with each of Dr. Calhoun and Messrs. Willes and Craig. In determining the base salaries of the executive officers, the Compensation Committee considered the performance of each executive, the nature of the executive’s responsibilities, the salary levels of executives at high technology companies at a comparable stage of development, including other publicly held companies that are developing competitive products, and the Company’s general compensation practices.

      Discretionary bonuses for each of the Company’s executive officers are based on achievement of specified goals of the Company and are a function of the criteria which the Compensation Committee believes appropriately take into account the specific areas of responsibility of the particular officer.

      The Compensation Committee typically grants stock options to executive officers and other employees with the purpose of aligning the executive officers and other employees with the interests of stockholders and encouraging a long-term focus in managing the Company. From time to time, the Compensation Committee evaluates this policy in light of the market and competitive factors. The exercise price of these stock options is generally the fair market value of the Common Stock on the dates of grant. Vesting periods are used to retain key employees and to emphasize the long-term aspect of contribution and performance. In making stock option grants to executives under the Plan, the Compensation Committee considers a number of factors, including the performance of the executive, achievement of goals, the responsibilities of the executive, review of compensation of executives in high technology companies at a comparable stage of development, and review of the number of stock options each executive currently possesses. Stock options were granted to Dr. Calhoun in March 2000, to Dr. Abdelmonem in February and December 2000, to Mr. Willes in July and December 2000, to Mr. Doyle in August 2000, to Mr. Craig in February 2000 and to Mr. Cromar in August 2000.

      Compensation of Chief Executive Officer. Dr. George Calhoun was appointed as Chief Executive Officer in November 1999 and served as Chief Executive Officer during 2000. He also was appointed Chairman of the Board in November 2000. His compensation package of salary, stock options and bonus potential was determined by establishing a base competitive with those paid by other high-tech wireless systems technology companies. A base salary of $250,000 was determined for Dr. Calhoun for 2001. A bonus potential up to 50% of his base salary is contingent upon achieving corporate and individual performance goals to be set by the board of directors. In addition, a grant of options to purchase common stock for 500,000 shares was approved by the board of directors in 2000 and an additional grant for an additional 1,200,000 shares was approved effective Jan. 1, 2001, the latter subject to approval by the stockholders of an increase in the total number of shares and in the yearly maximum award available for employee stock options and subject to Dr. Calhoun’s execution of an employment agreement which is currently being negotiated. These grants were designed to provide Dr. Calhoun with a continuing incentive to remain with the Company and contribute to corporate success.

      After considering the status of company finances, the board of directors did not award bonuses to Dr. Calhoun nor to any other officer in 2000.

      Compliance with Section 162(m). The Compensation Committee generally intends for compensation paid to the executive officers to be tax deductible to the Company pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”). Section 162(m) provides that compensation paid to the executive officers in excess of $1,000,000 cannot be deducted by the Company for Federal income tax purposes. However, this limitation does not apply to performance-based compensation, provided that certain conditions are satisfied. Although the Company’s policy is generally to preserve the federal income tax deductibility of compensation paid, the Compensation Committee retains the authority to approve payments that may not be deductible if it believes that such payments are in the best overall interests of the Company and its stockholders.

Members of the Compensation Committee:

Tom L. Powers (Chairman) Howard S. Hoffmann

April 30, 2001

THE FOLLOWING REPORT OF THE AUDIT COMMITTEE WILL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT WE SPECIFICALLY INCORPORATE THIS INFORMATION BY REFERENCE. THE FOLLOWING REPORT SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

Report of the Audit Committee

      The Audit Committee of the board of directors is composed of two non-employee directors. The role of the Audit Committee is to assist the board of directors in its oversight of the Company’s financial reporting process. The board of directors, in its business judgment, has determined that each director is “independent” as defined in Rule 420D(a)(15) of the National Association of Securities’ Dealers’ listing standards. The Committee operates pursuant to a charter that was last amended and restated by the Board on March 15, 1999, a copy of which is attached to this Proxy Statement as Appendix A. As set forth in the charter, management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements, the Company’s accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

      In the performance of its oversight function, the Committee has reviewed and discussed the audited financial statements with management and its independent auditors. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. Finally, the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has considered whether the provision of non-audit services by the independent auditors to the Company is compatible with maintaining the auditor’s independence and has discussed with the auditors the auditors’ independence.

      The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the company’s auditors are in fact “independent”.

      Based upon the review, reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the charter, the Committee recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2000 as filed with the Securities and Exchange Commission.

Members of the Audit Committee

Howard S. Hoffmann (Chairman)

April 30, 2001

Performance Graph

      Set forth in this section is a line graph comparing the cumulative total stockholder return on the Company’s Common Stock against the cumulative total return of the Nasdaq Market Index and the Hambrecht & Quist Technology Index for the fiscal period of five years commencing December 30, 1995 and ending December 30, 2000. The graph and table assume that $100 was invested on December 30, 1995 in each of the Company’s common stock, the Nasdaq Market Index and the Hambrecht & Quist Technology Index, and that all dividends were reinvested. This data was furnished by publicly available sources.

      In the past, the Company has compared itself to the Hambrecht & Quist Communications Technology Index. However, such Index is no longer available. The Company has decided to change indices and compare itself to the Hambrecht & Quist Technology Index. This Index was chosen because it includes a number of the Company’s competitors and includes a number of the companies previously followed in the H&Q Communications Technology Index. The Indices have been selected because the Company has been unable to identify a peer group of companies for comparison. No single public or private company has a comparable mix of technologies under development or products which serve the same markets as the Company.

COMPARISON OF 5-YEAR CUMULATIVE RETURN AMONG ILLINOIS SUPERCONDUCTOR CORPORATION, NASDAQ MARKET INDEX AND H&Q TECHNOLOGY INDEX

	1995	1996	1997	1998	1999	2000

Illinois Superconductor	100	101	11	6	12	8

H&Q Technology Index	100	124	153	218	502	320

NASDAQ Market Index	100	123	149	208	390	235

PROPOSAL 2

Amendment of the Certificate of Incorporation

To Change the Name of the Company To
“ISCO International, Inc.”

      The board of directors has approved and recommends that the Company’s stockholders approve a proposal to change the corporate name of the Company to “ISCO International, Inc.” The amendment will be accomplished by amending our Certificate of Incorporation. The form of the proposed amendment is annexed to this Proxy Statement as Appendix B.

      Reasons for the Name Change. The board of directors has determined that the name change is in the best interests of the Company and its stockholders as the new name reflects the Company’s expansion as a worldwide provider of a broad range of communication technology products and solutions.

      Effect of the Name Change. If the amendment is adopted, Article 1 of our Certificate of Incorporation would be amended to read as follows:

      “The name of the Corporation is ISCO International, Inc. (the “Corporation”).”

      In addition, all other references to our corporate name in our Certificate of Incorporation would be changed to “ISCO International, Inc.” The approval of the name change will not affect in any way the validity of currently outstanding stock certificates and will not require our stockholders to surrender or exchange any stock certificates that they currently hold.

      The board of directors has sole discretion as to whether to file the proposed amendment to the Certificate of Incorporation. If the name change of the Company is not effected by the first anniversary of the Annual Meeting, the board of director’s authority to effect the name change will terminate and stockholder approval again would be required prior to implementing any name change.

      Required Vote. The affirmative vote of a majority of all outstanding common stock entitled to vote at the Annual Meeting is required to approve the foregoing proposal.

      Recommendation of the Board Of Directors. The board of directors recommends a vote “FOR” the proposal to approve the amendment to the Certificate of Incorporation changing the name of the Company to “ISCO International, Inc.”

PROPOSAL 3

AMENDMENTS TO THE

ILLINOIS SUPERCONDUCTOR CORPORATION 1993 STOCK OPTION PLAN

      On August 19, 1993, the board of directors adopted, and the stockholders subsequently approved, the Illinois Superconductor Corporation 1993 Stock Option Plan. Originally, there were 380,000 shares of Common Stock authorized for issuance under the Plan. In 1994, the board of directors approved, and the stockholders subsequently approved, an amendment to the Plan to increase the number of shares authorized for issuance under the Plan from a total of 380,000 shares to 455,000 shares of Common Stock. In 1995, the board of directors approved, and the stockholders subsequently approved, an amendment to the Plan to increase the number of shares authorized for issuance under the Plan from a total of 455,000 shares to 655,000 shares of Common Stock. In 1996, the board of directors approved, and the stockholders subsequently approved, an amendment to the Plan to increase the number of shares authorized for issuance under the Plan from a total of 655,000 shares to 1,055,000 shares of Common Stock. In 1997, the board of directors approved, and the stockholders subsequently approved, an amendment to the Plan to increase the number of shares authorized for issuance under the Plan from a total of 1,055,000 shares to 1,750,000 shares of Common Stock. In 1999, the board of directors approved, and the stockholders subsequently approved, an amendment to the Plan to increase the number of shares authorized for issuance under the Plan from a total of 1,750,000 shares to 2,511,468 shares of Common Stock. In 2000, the board of directors approved, and the stockholders subsequently approved, an amendment to the Plan to increase the number of shares authorized for issuance under the Plan from a total of 2,511,468 shares to 6,011,468 shares of Common Stock.

      As of December 31, 2000, the Company had granted options to purchase 5,446,392 shares and granted 440,000 deferred stock units (“DSUs”) under the Plan, or 97.9%, of the 6,011,468 shares of Common Stock currently reserved for issuance under the Plan. In 2001, the board of directors adopted certain amendments to the Plan including, among other items, an increase in the number of authorized shares from 6,011,468 to 14,011,468 and an increase in the maximum number of shares for which stock options may be granted to any individual employee during any calendar year from 500,000 to 1,500,000, and voted to present certain of these amendments for stockholder approval at the Annual Meeting. The amendments to the Plan which stockholder approval is being sought are (1) to increase the number of shares reserved for issuance under the Plan from 6,011,468 shares to 14,011,468 shares and (2) to increase the maximum number of shares for which stock options may be granted to any individual employee during any calendar year from 500,000 shares to 1,500,000 shares. The text of the amendments with references to specific sections in the Plan is attached to this Proxy Statement as Appendix C.

      The board of directors believes that the well recognized benefits of stock option plans outweigh any burden to the stockholders arising from the award of stock options and DSUs, and include (i) the ability to attract and retain qualified engineering, technical and administrative personnel, as well as Non-Employee Directors, in the face of an increasingly competitive hiring environment; (ii) the encouragement of the acquisition by key employees and Non-Employee Directors of a proprietary interest in the Company; (iii) the ability to fashion attractive incentive awards based upon the performance of the Company and the price for the Common Stock; (iv) better alignment of the interests of employees, consultants and Non-Employee Directors with the interests of the Company’s stockholders; and (v) the greater reliance on options may lessen the need to make cash bonus payments in future years, thus conserving cash for reinvestment in the Company.

      The Company believes that its growth and long-term success depend in large part upon attracting, retaining and motivating key personnel, and that such retention and motivation can be achieved in part through the grant of stock options. The Company also believes that stock options will play an important role in our success by encouraging and enabling the directors, officers and other employees of the Company — upon whose judgement, initiative and efforts the Company depends — to acquire a proprietary interest in the Company’s long-term performance. The Company anticipates that providing these persons with a direct stake in the Company will ensure a closer identification of the interests of the participants in the plan with those of the Company, thereby stimulating the efforts of these participants to promote our future success and strengthen their desire to remain with the Company. The Company believes that the proposed increase in the number of shares issuable under the option plan and the increase in the maximum number of shares that can be granted to an employee will help the Company accomplish these goals and will keep the Company’s equity incentive compensation in line with that of other companies comparable to the Company.

      In accordance with the requirements of Section 162(m), the Plan currently limits the number of stock options that may be granted to any individual employee during any calendar year to 500,000. At its February 5, 2001 meeting, the board of directors reviewed this limit and how the limit affects the Company’s ability to create incentives for its current and future employees. The board of directors determined that the Plan’s current limit on options hinders the Plan’s goals of attracting and retaining the highest quality employees. In particular, the board of directors determined that the Plan’s current maximum grant amount will be insufficient to permit the grant of the number of options expected to be granted by the Company to Dr. Calhoun, the Company’s Chief Executive Officer and Dr. Abdelmonem, the Company’s Chief Technology Officer, as part of its annual grant program.

      Vote Required. The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote on the matter is required to approve the amendments to the Illinois Superconductor Corporation 1993 Stock Option Plan.

      Recommendation of the Board of Directors. The board of directors recommends that the stockholders vote “FOR” the amendments to the Illinois Superconductor Corporation 1993 Stock Option Plan and believes that the amendments are appropriate to compensate employees, consultants and Non-Employee Directors of the Company.

      The summary of the Plan provided below is qualified in its entirety by the provisions contained in the Plan, a copy of which is attached to this Proxy Statement as Appendix D. The essential features of the Plan, as amended to date, are outlined below:

      Purpose. The purpose of the Plan is to offer certain of the Company’s employees, consultants and Non-Employee Directors options to acquire equity interests in the Company, thereby providing them with an opportunity to share in the potential capital appreciation of the Common Stock.

      General. Pursuant to the Plan, the administrator may grant incentive stock options, non-qualified stock options and DSUs to employees, consultants and Non-Employee Directors. The Plan is administered by the Compensation Committee of the board of directors which is authorized in its discretion, subject to the provisions of the Plan, to allocate options to such employees (including officers), consultants and Non-Employee Directors of the Company as the Compensation Committee may select and to determine the number of shares covered by, and terms of, each option. Currently, up to 79 employees (including six executive officers) and five Non-Employee Directors are eligible. The Compensation Committee is comprised of Non-Employee Directors. During any calendar year, options for no more than 500,000 shares of Common Stock shall be granted to any consultant or Non-Employee Director, DSUs for no more than 150,000 shares of Common Stock shall be granted to any individual Employee and subject to stockholder approval of Proposal 3, no more than 1,500,000 shares of Common Stock shall be granted to any individual employee. An employee who has been granted an option may be granted additional options and/or DSUs. Assuming stockholder approval of Proposal 3, an aggregate of 14,011,468 shares of Common Stock, which may be authorized and unissued or treasury shares, will be reserved for issuance under the Plan. If any option granted under the Plan shall expire or terminate for any reason without having been exercised in full, or if any DSUs granted under the Plan are forfeited, options or DSUs for the unpurchased or forfeited shares subject thereto may again be granted under the Plan.

      Upon the occurrence of certain circumstances, such as a stock dividend, split, recapitalization, merger, consolidation, combination, exchange of shares or other similar corporate change, the Company will appropriately adjust the number of shares available under the Plan, the number of shares covered by outstanding DSUs and options, the exercise price of such outstanding options and the maximum number of shares for which options or DSUs may be granted to any individual during any calendar year.

      The Compensation Committee is authorized to construe the provisions of the Plan and to adopt rules and regulations for administering the Plan. The board of directors or the Compensation Committee may amend or terminate the Plan from time to time in such respects as it shall deem advisable; provided that, to the extent necessary to comply with the applicable rules and regulations of the stock exchange or market on which the Common Stock is then listed for trading or with Section 422 of the Internal Revenue Code, the Company shall obtain stockholder approval of any such amendment. Any such amendment or termination of the Plan shall not affect any options already granted and such options shall remain in full force and effect as if the plan had not been amended or terminated, unless mutually agreed otherwise between the option holder and the Compensation Committee, which agreement must be in writing and signed by the option holder and the Company. No options may be granted under the Plan on or after August 31, 2003.

      In the event of the dissolution or liquidation of the Company, each option will terminate, and each nonvested DSU will be forfeited, immediately prior to the consummation of the dissolution or liquidation, unless otherwise provided by the Compensation Committee. Deferred shares of Common Stock payable with respect to vested DSUs shall be issued to the employee immediately prior to the consummation of the liquidation or dissolution. The Compensation Committee may, in the exercise of its sole discretion, declare that any option shall terminate as of a date fixed by the Compensation Committee and give the option holder the right to exercise his or her option, including any portion of the option which is not then exercisable.

      Stock Options. The plan provides for the grant of either incentive stock options or NQSOs, except that consultants and Non-employee Directors of the Company who are not also employees are not entitled to receive incentive stock options under the Plan. Exercise prices for incentive stock options may not be less than the fair market value per share of Common Stock on the date of grant, or 110% of the fair market value in the case of incentive stock options granted to any person who owns the Company’s stock possessing 10% or more of the total voting power of all of the Company’s capital stock. Exercise prices for NQSOs may be less than the fair market value per share, but must be at least $0.01 per share. Unless otherwise specified by the terms of an option agreement, options granted under the Plan vest at a rate of 25% upon the first anniversary of the date of grant and the balance vests monthly over a three year period, and expire 10 years after the date of the grant, or 5 years after the date of the grant with respect to incentive stock options granted to any person who owns the Company’s stock possessing 10% or more of the total voting power of all of its capital stock. On May 3, 2001, the closing price of a share of the Common Stock on the OTC Bulletin Board was $1.41 per share.

      Any options may be exercised in whole or in part at such times and upon such terms and conditions as the Compensation Committee shall determine, in accordance with the Plan. If approved by the Compensation Committee, payment may be made by (i) delivering Common Stock already owned by the option holder; (ii) executing and delivering a note satisfactory to the Compensation Committee; (iii) authorizing the Company to retain shares of Common Stock which would otherwise be issuable upon exercise of the option having a total fair market value on the date of delivery equal to the exercise price of such option; (iv) delivery of cash by a broker-dealer to whom the option holder has submitted an irrevocable notice of exercise; and (v) any combination of the foregoing.

      Options granted under the Plan may be assigned or transferred by will or laws of descent or distribution, or otherwise, only if the option agreement entered into by the option grantee and the Company in connection with the option grant so provides. If an option holder’s employment by the Company, or term as director, ends, the option, to the extent exercisable at such time, may be exercised until the earlier of the expiration date of the option or the time specified in the option agreement. To the extent such option is not exercisable at the date of such termination, the option shall terminate.

      Options and DSUs granted to employees and consultants on or after February 15, 2000 and prior to a change of control of the Company will not automatically vest upon a change of control but, except as otherwise provided in an award agreement, such options and DSUs will vest upon the employee’s or consultant’s termination of employment after the change of control if the employee’s or consultant’s employment is terminated by the Company without cause (as defined in the Amendment and Restatement) or by the employee for good reason (as defined in the Amendment and Restatement). Options granted to employees or consultants prior to February 15, 2000 and options granted to Non-Employee Directors will become fully vested upon a change of control of the Company.

      Deferred Stock Units. An employee may be granted DSUs, entitling the employee, without any payment in cash or property, to receive shares of Common Stock in one or more installments at a future date or dates. DSUs shall be non-transferable and may be conditioned on such matters as the Compensation Committee may determine, including continued employment or attainment of performance goals. No shares of Common Stock will be issued at the time an award of DSUs is made and the Company is not required to set aside a fund for the payment of any such award. The Company will establish a separate recordkeeping account for the employee and will record in such account the number of DSUs awarded to the employee. The Compensation Committee may permit employees to further defer receipt of shares of Common Stock payable with respect to DSUs.

      An employee has no right to vote as a stockholder in respect of DSUs awarded pursuant to the Plan until the shares of Common Stock attributable to such DSUs have been issued to the employee. The Compensation Committee may determine whether and to what extent to pay dividend equivalents to grantees of DSUs.

      An employee will receive one share of Common Stock for each vested DSU on such date or dates and/or upon the occurrence of such event as the Compensation Committee may specify in the award agreement or on such later date as may be elected by the grantee in a deferral election made accordance with the rules and procedures established by the Compensation Committee. Upon an employee’s termination of employment for any reason, the employee will immediately forfeit all rights with respect to any nonvested DSUs credited to his or her account.

      Director Option Grants. The Plan provides that each Non-Employee Director will receive, beginning with the 2001 Annual Meeting, an the automatic grant of NQSOs to purchase 40,000 shares of Common Stock at the reported closing price of the Common Stock on the date of each Non-Employee Director’s initial election to the board of directors. On the date of each annual meeting of the stockholders of the Company, each Non-Employee Director who is re-elected or continues to serve as a director because his or her term has not expired shall be automatically granted NQSOs to purchase 40,000 shares of Common Stock in consideration of the Non-Employee Director’s service on the board, provided that no such automatic grant shall be made to a Non-Employee Director who is first elected to the board of directors at the first such meeting or was first elected to the board of directors within three months prior to such annual meeting. These stock options vest monthly over a two year period from the date of grant and expire ten years from the date of grant. The board of directors amended the Plan in February 2001 to increase this amount from 10,000 shares to 40,000 shares.

      In addition, in May 2001, the board of directors amended the Plan to provide that each Non-Employee Director will receive an the automatic grant of NQSOs to purchase 5,000 shares of Common Stock at the reported closing price of the Common Stock on the date of each Non-Employee Director’s initial appointment to a committee of the board of directors. On the date of each annual meeting of the stockholders of the Company, each Non-Employee Director who continues on such committee shall be automatically granted NQSOs to purchase 5,000 shares of Common Stock in consideration of the Non-Employee Director’s service on the committee, provided that no such automatic grant shall be made to a Non-Employee Director who was first appointed to the committee within three months prior to such annual meeting. These stock options vest monthly over a two year period from the date of grant and expire ten years from the date of grant.

      The Plan also provides that each Non-Employee Director may also be granted additional stock options at the discretion of the board of directors; provided, however, that during any calendar year, stock options for no more than 500,000 shares of Common Stock may be granted to any individual Non-Employee Director. The terms of such discretionary stock option grants shall be determined by the board of directors.

      The following table furnishes information on grants of options outstanding since December 31, 2000 under the Plan. The grants to Dr. Calhoun and Dr. Abdelmonem are contingent on stockholder approval of Proposal 3. If the stockholders do not approve Proposal 3, the grants to Dr. Calhoun and Dr. Abdelmonem will lapse. If the stockholders do approve Proposal 3, the persons listed in the table below will also be eligible for additional grants of stock options and/or DSUs, but the amounts and terms of such grants are not presently known.

New Plan Benefits

Illinois Superconductor Corporation 1993 Stock Option Plan

	No. of
Name And Position	Stock Options

Amr Abdelmonem, Chief Technology Officer	800,000

All Current Executive Officers as a Group	2,450,000	(1)

All Current Directors Who Are Not Executive Officers as a Group	370,000	(2)

All Employees Excluding Executive Officers as a Group	744,000

(1)	An aggregate of 1,650,000 shares may be allocated to certain Named Executive Officers.

(2)	An aggregate of 200,000 shares may be allocated to a director of the Company.

      Effect of Federal Income Taxation. Stock options granted under the Plan may be either incentive stock options intended to qualify under Section 422 of the Code (“ISOs”) or NQSOs. The following summary of tax consequences with respect to the DSUs and stock options that may be granted under the Plan is not comprehensive and is based upon laws and regulations in effect on April 1, 2001. Such laws and regulations are subject to change.

      There are generally no federal income tax consequences either to the option holder or to the Company upon the grant of a stock option. On exercise of an ISO, the option holder will not recognize any income, and the Company will not be entitled to a deduction for tax purposes, although such exercise may give rise to liability for the option holder under the alternative minimum tax provisions of the Code. Generally, if the option holder disposes of shares acquired upon exercise of an ISO within two years of the date of grant or one year of the date of exercise, the option holder will recognize compensation income and the Company will then be entitled to a deduction for tax purposes in the amount of the excess of the fair market value of the shares on the date of exercise over the option exercise price (or the gain on sale, if less). Otherwise, the Company will not be entitled to any deduction for tax purposes upon disposition of such shares, and the entire gain for the option holder will be treated as a capital gain. On exercise of a NQSO, the amount by which the fair market value of the shares on the date of exercise exceeds the option exercise price will generally be taxable to the option holder as compensation income and will generally be deductible for tax purposes by the Company. The dispositions of shares acquired upon exercise of a NQSO will generally result in a capital gain or loss for the option holder, but will have no tax consequences for the Company. See “Report of Compensation Committee” for the description of the implications of Section 162(m) of the Code.

      Under Federal tax law, there are generally no Federal income tax consequences to employees of the Company due to the grant of DSUs. In the absence of a deferral election, the employee will generally recognize compensation income when the employee’s right to the shares of Common Stock to which the DSUs relate are no longer subject to a substantial risk of forfeiture. The amount of compensation income the officer recognizes is equal to the fair market value of the shares that cease to be subject to a substantial risk of forfeiture as of the date the risk of forfeiture lapses. If, however, the employee elects to defer receipt of all or any portion of such shares subject to DSUs in accordance with the provisions of the Plan, the employee will not recognize compensation income until the employee receives the shares. The amount of compensation income recognized with respect to any shares subject to DSUs deferred under the Plan will equal the fair market value of the shares at the time the employee receives the shares. Subject to limitations under Code Section 162(m) of the Code (discussed below), the Company will be entitled to a tax deduction at the time and in the amount that the employee recognizes compensation income. The employee’s basis in any shares of Common Stock received with respect to DSUs granted under the Plan will equal the amount of compensation income recognized by the employee and the employee’s holding period on any shares received will begin when the employee receives the shares.

      Social Security and Medicare taxes with respect to the DSUs are payable at the time the DSUs are no longer subject to a substantial risk of forfeiture even if the employee elects to defer receipt of the shares. The amount of compensation taken into account for purposes of Social Security and Medicare taxes will equal the fair market value of the shares of Common Stock as of the date on which the risk of forfeiture with respect to such shares lapses. The amount of annual compensation that is subject to Social Security taxes is limited to $80,400 in 2001 (subject to cost of living increases in later years). There is no limit on the amount of compensation subject to Medicare taxes. Neither DSUs nor the delivery of Common Stock with respect to DSUs will be subject to Social Security or Medicare taxes attributable to any period after the DSUs vest.

      Section 162(m) the Internal Revenue Code limits the deductibility of compensation in excess of $1,000,000 paid to the chief executive officer of the Company or to one of the next-four highest paid executive officers of the Company, unless the excess compensation is considered to be “performance-based.” Among other requirements contained in Section 162(m), the material terms of a compensation plan in which such officers participate, including the number of shares available for grant and the number of shares that may be issued to one person, must be approved by stockholders for awards or compensation provided under the plan to be considered “performance based.” The Company believes that its deductions for amounts paid pursuant to ISOs and NQSOs granted under the Plan will not be limited by Section 162(m) because such awards qualify as performance-based compensation. However, the shares issued in respect of DSUs will not qualify as performance-based compensation for purposes of 162(m) and will be subject to the limits of Section 162(m). If a disqualified individual (i.e., an officer, stockholder or highly compensated individual) receives any payments or rights (including payments under a DSU Agreement) which are contingent upon a “change of control”, such payments may constitute “excess parachute payments” under Section 2080G of the Code. A disqualified individual will be subject to an excise tax (in addition to ordinary income tax liability) on the amount of such excess parachute payments and the Company will not be allowed to deduct such excess parachute payments. Payments under the DSU Agreements will be considered contingent on a change of control to the extent that the change of control accelerates the vesting of DSUs.

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF AUDITORS

      The board of directors, upon the recommendation of the Audit Committee, has appointed Grant Thornton LLP (“Grant Thornton”), independent certified public accountants, as auditors of the Company’s financial statements for 2001. Grant Thornton has acted as auditors for the Company since December 2000.

      The board of directors has determined to afford stockholders the opportunity to express their opinions on the matter of auditors, and, accordingly, is submitting to the stockholders at the Annual Meeting a proposal to ratify the board of directors’ appointment of Grant Thornton. If a majority of the shares voted at the Annual Meeting, in person or by proxy, are not voted in favor of the ratification of the appointment of Grant Thornton, the board of directors will interpret this as an instruction to seek other auditors.

      Change in Accountants. On December 7, 2000, the Company informed its independent accountants, Ernst & Young LLP (“E&Y”), that the Company intended to retain a different firm of independent auditors for the audit of its financial statements for the fiscal year ended December 31, 2000. E&Y previously audited the financial statements of the Company for the years ended December 31, 1998 and 1999.

      E&Y’s report on the Company’s financial statements for the periods ended December 31, 1998 and December 31, 1999 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports had an explanatory paragraph which stated that, because of the Company’s history of operating losses and because of its need to obtain additional financing, the financial statements of the Company had been prepared assuming that the Company would continue as a going concern. In addition, during its audits for the fiscal years ended December 31, 1998 and 1999, (i) there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to E&Y’s satisfaction, would have caused E&Y to make reference to the subject matter of such disagreements in their reports, and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

      The Company’s Audit Committee and board of directors authorized the dismissal of E&Y and retention of Grant Thornton to audit the Company’s financial statements for the fiscal year ended December 31, 2000. The Company retained Grant Thornton as its independent accountants effective December 7, 2000.

      Grant Thornton has examined the financial statements of the Company for the year 2000. No change in independent public accountants is contemplated for 2001. The Company expects representatives of Grant Thornton to be present at the Annual Meeting and to be available to respond to appropriate questions from stockholders. The representatives of Grant Thornton will have the opportunity to make a statement at the meeting if they desire to do so.

          Fees Paid to Independent Accountants

Audit Fees(1)	$96,923

Financial Information Systems Design and Implementation Fees	$0

All Other Fees(2)	$38,065

Total	$134,988

(1)	Audit fees billed by Grant Thornton LLP consisted of the examination of the Company’s annual report on Form 10-K and totaled $66,500. Audit fees billed by Ernst & Young LLP, the Company’s former accountants, consisted of the examination of the Company’s quarterly reports on Form 10-Q and other SEC filings and totaled $30,423.

(2)	“All Other Fees” by Grant Thornton LLP for non-audit services, including tax related services, totaled $20,000 and by Ernst &Young LLP for all other non-audit services rendered to the Company, including tax related services, totaled $18,065.

      Vote Required. The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote on the matter is required to ratify the appointment of Grant Thornton LLP as the Company’s independent auditors.

      Recommendation of the Board of Directors The board of directors recommends that the stockholders vote “FOR” the ratification of the appointment of Grant Thornton LLP as independent auditors of the Company’s financial statements for the fiscal year ending December 31, 2001.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth information regarding the beneficial ownership of Common Sock as of April 30, 2001, except as otherwise indicated in the relevant footnote, by (1) each person or group that the Company knows beneficially owns more than 5% of Common Stock, (2) each of the Company’s directors and director nominees, (3) the Named Executive Officers, and (4) all current executive officers and directors as a group. Unless otherwise indicated, the address of each person identified below is c/o the Company at its principal executive offices.

      The percentages of beneficial ownership shown below are based on 107,751,614 shares of Common Stock outstanding as of April 30, 2001, unless otherwise stated. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes those securities over which a person may exercise voting or investment power. In addition, shares of Common Stock which a person has the right to acquire upon the exercise of stock options and/or warrants within 60 days of the date of this table are deemed outstanding for the purpose of computing the percentage ownership of that person, but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated in the footnotes to this table or as affected by applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned.

	Number of Shares
	of Common Stock		Percent of
Beneficial Owner	Beneficially Owned		Class

5% Stockholders

Alexander Finance, L.P.	31,032,780	(1)	28.8%

Elliott Associates, L.P.	19,900,979	(2)	18.5%

Elliott International, L.P.	19,900,974	(2)	18.5%

Directors and Named Executive Officers

George M. Calhoun	360,000	(3)	*

Dennis M. Craig	225,290	(4)	*

Amr Abdelmonem	165,775	(5)	*

Tom L. Powers	122,400	(6)	*

Howard S. Hoffmann	110,666	(7)	*

Mark D. Brodsky	55,000	(7)(8)	*

Cynthia Quigley	30,000	(7)	*

Daniel Spoor	15,000	(7)(9)	*

Charles F. Willes	8,000		*

Norbert Lou	5,000	(7)(8)

All directors and executive officers as a group (13 persons)	1,192,567	(10)	1.1%

*	Less than 1%.

(1)	The address for Alexander Finance, L.P. is 1560 Sherman Avenue Evanston, IL 60201.

(2)	As reflected in a Schedule 13D/A dated January 18, 2001. The address of Elliott Associates L.P. and Elliott International, L.P. is c/o Elliot International Capital Advisors, Inc. 712 Fifth Avenue New York, New York 10019.

(3)	Includes outstanding options to purchase 150,000 shares, which were exercisable as of April 30, 2001, or within 60 days from such date.

(4)	Includes 13,000 shares of Common Stock of which Mr. Craig shares investment and voting power and outstanding options to purchase 200,290 shares, which were exercisable as of April 30, 2001, or within 60 days from such date.

(5)	Includes outstanding options to purchase 125,775 shares, which were exercisable as of April 30, 2001, or within 60 days from such date.

(6)	Includes outstanding options to purchase 120,000 shares, which were exercisable as of April 30, 2001, or within 60 days from such date.

(7)	Represents the total number of outstanding options to purchase shares, which were exercisable as of April 30, 2001, or within 60 days from such date.

(8)	Messrs. Brodsky and Lou provide management services to Elliott Associates, L.P. and Elliott International, L.P., each of whom beneficially own 19,900,979 and 19,900,974, respectively. See note 2 above.

(9)	Does not include 2,500,000 shares of Common Stock held by Mr. Spoor’s employer, Lockheed Martin Canada Inc.. Mr. Spoor does not having voting and or dispositive control over such shares held by Lockheed Martin Canada Inc. and Mr. Spoor disclaims beneficial ownership of such shares.

(10)	Includes outstanding options to purchase 814,598 shares, which were exercisable as of April 30, 2001, or within 60 days from such date.

MISCELLANEOUS AND OTHER MATTERS

      Solicitation. The cost of this proxy solicitation will be borne by the Company. The regular employees of the Company may solicit proxies in person or by telephone or facsimile. The Company may request banks, brokers, fiduciaries, custodians, nominees and certain other record holders to send proxies, proxy statements and other materials to their principals at the Company’s expense. Such banks, brokers, fiduciaries, custodians, nominees and other record holders will be reimbursed by the Company for their reasonable out-of-pocket expenses of solicitation.

      Stockholder Proposals for 2002 Annual Meeting. The Company intends to mail next year’s proxy statement to our stockholders on or about May 15, 2002. Applicable law requires any stockholder proposal intended to be presented at our 2002 Annual Meeting of Stockholders to be received by us at our executive offices in Mt. Prospect, Illinois on or before December 15, 2001 in order to be considered for inclusion in our proxy statement and form of proxy for that annual meeting.

      On May 21, 1998, the Securities and Exchange Commission adopted an amendment to Rule 14a-4, issued under the Securities Exchange Act of 1934. The amendment to Rule 14a-4(c)(1) governs a company’s use of discretionary proxy voting authority for a stockholder proposal which the stockholder has not sought to include in our proxy statement. The amendment provides that if a proponent of a proposal fails to notify a company at least 45 days prior to the month and day of mailing of the prior year’s proxy statement (or any date specified in an advance notice provision), then the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

      With respect to the Company’s 2002 Annual Meeting of Stockholders, if the Company is not provided notice of a stockholder proposal, which the stockholder has not previously sought to include in the Company’s proxy statement, by April 7, 2002, the management proxies will be allowed to use their discretionary authority.

      Other Business. The board of directors is not aware of any other matters to be presented at the Annual Meeting other than those mentioned in the Company’s Notice of Annual Meeting of Stockholders enclosed herewith. If any other matters are properly brought before the Annual Meeting, however, it is intended that the persons named in the proxy will vote as the board of directors directs.

By Order of the Board of Directors,

/s/ Charles F. Willes
By: Charles F. Willes
Secretary

Mt. Prospect, Illinois

May 21, 2001

26

ILLINOIS SUPERCONDUCTOR CORPORATION

AUDIT COMMITTEE

(Reaffirmed March 15, 1999)

Committee Composition

      The Audit Committee shall consist of at least two directors who are not employees of the Company. Board Directors are assigned to the Audit Committee from time to time by resolution of the full Board.

Committee Responsibilities

      The Audit Committee has the following responsibilities:

•	Recommending the selection of independent auditors to the Board.

•	Reviewing with the independent auditors, prior to the commencement of or during the audit for each fiscal year, the scope of the examination to be made.

•	Reviewing with the independent auditors the certified financial reports, any changes in accounting policies, the services rendered by such auditors (including management consulting services) and the effect of such services on the independence of such auditors.

•	Reviewing the Company’s audit and control functions.

•	Considering such other matters relating to the audits for each fiscal year and to the accounting procedures employed by the Company as the Audit Committee may deem appropriate.

•	Oversight of the Company’s Insider Trading Policy.

•	Reporting to the full Board regarding all of the foregoing.

APPENDIX B

CERTIFICATE OF AMENDMENT

TO
CERTIFICATE OF INCORPORATION
OF
ILLINOIS SUPERCONDUCTOR CORPORATION

      ILLINOIS SUPERCONDUCTOR CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY:

      FIRST:  That, at a meeting held on May 2, 2001 in accordance with Section 141(b) of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation adopted a resolution setting forth the proposed Amendment to Certificate of Incorporation set forth below (the “Amendment”), declaring its advisability, and submitting it to the stockholders entitled to vote in respect thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that Article 1 of the Certificate of Incorporation, as amended, of the Corporation is hereby amended in its entirety to read as follows:

“The name of the Corporation is ISCO International, Inc. (the “Corporation”).

      SECOND:  That, an annual meeting of stockholders was duly called and held on June 22, 2001, upon written notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the holders of a majority of the outstanding stock entitled to vote thereon, and a majority of the outstanding stock of each class entitled to vote thereon as a class, voted in favor of the adoption of the Amendment.

      THIRD:  That the Amendment has been duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

      IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to Certificate of Incorporation to be signed by its Chief Executive Officer and attested by its Secretary, all on                     , 2001.

Illinois Superconductor Corporation

By:

George C. Calhoun
Chief Executive Officer

ATTEST:

APPENDIX C

Amendments to the

Illinois Superconductor Corporation
1993 Stock Option Plan

      Section 3 of the Illinois Superconductor Corporation 1993 Stock Option Plan is hereby amended in its entirety to read as follows:

“3. Scope of Plan. Subject to the provisions of Section 11 of this Plan, and unless otherwise amended by the Board and approved by the stockholders of the Corporation as required by law, the maximum aggregate number of Shares issuable under this Plan is 14,011,468, and such Shares are hereby made available and shall be reserved for issuance under this Plan.

If an Option shall expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares subject thereto shall (unless this Plan shall have terminated) become available for grants of Options and DSUs under this Plan. If any DSUs granted under this Plan are forfeited, the Shares subject to such forfeited DSUs shall (unless the Plan shall have terminated) become available for grants of Options and DSUs under this Plan.”

      Section 5(a) of the Illinois Superconductor Corporation 1993 Stock Option Plan is hereby amended in its entirety to read as follows:

“(a) DSUs may be granted to any Employee and Options may be granted to any Employee, Consultant or Outside Director as the Committee may from time to time designate, provided that (i) Incentive Stock Options may be granted only to Employees, and (ii) Options may be granted to Outside Directors only in accordance with the provisions of Section 5(b) below. In selecting the individuals to whom Options and DSUs shall be granted, as well as in determining the number of Options and DSUs granted, the Committee shall take into consideration such factors as it deems relevant in connection with accomplishing the purpose of this Plan. Subject to the provisions of Section 3 above a Grantee may, if he or she is otherwise eligible, be granted additional Options and/or DSUs if the Committee shall so determine. Subject to adjustment as provided in Section 11 below, during any calendar year, Options for no more than (i) 1,500,000 Shares of Common Stock shall be granted to any individual Employee, (ii) 500,000 Shares of Common Stock Shall be granted to any individual Consultant or Outside Director, and (iii) DSUs for no more than 150,000 Shares of Common Stock shall be granted to any individual Employee.”

APPENDIX D

ILLINOIS SUPERCONDUCTOR CORPORATION

a Delaware corporation

1993 Stock Option Plan

(as amended through May 2, 2001)

      1.  Purpose. The purposes of this Amended and Restated Plan are to attract and retain the best available personnel, to provide additional incentive to the Employees, Consultants and Outside Directors of Illinois Superconductor Corporation, a Delaware corporation (the “Company”), and to promote the success of the Company’s business.

      Options granted hereunder may, consistent with the terms of this Plan, be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Committee and as reflected in the terms of the written option agreement.

          2.  Definitions. As used in this Plan, the following definitions shall apply:

(a) “Board” means the Board of Directors of the Company.

(b) “Cause” means any of the following: (i) willful malfeasance or willful misconduct by the Employee or Consultant in connection with his or her employment; (ii) gross negligence in performing any of the Employee’s or Consultant’s duties to the Company; (iii) conviction of, or entry of a plea of guilty to, or entry of a plea of nolo contendere with respect to, any crime other than a traffic violation or infraction which is a misdemeanor; or (iv) willful and continuing breach of any written policy applicable to all employees adopted by the Company concerning conflicts of interest, political contributions, standards of business conduct or fair employment practices, procedures with respect to compliance with securities laws or any similar matters, or adopted by the Company pursuant to the requirements of any government contract or regulation.

(c) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder.

(d) “Committee” means the Committee appointed by the Board or otherwise determined in accordance with Section 4(a) of this Plan.

(e) “Common Stock” means the common stock of the Company, par value $.001 per share.

(f) “Consultant” means any person who is engaged by the Company or any Parent or Subsidiary to render consulting services and is compensated for such consulting services; provided that the term Consultant shall not include directors who are not compensated for their services or are paid only a director’s fee by the Company.

(g) “Continuous Status as an Employee, Consultant or Outside Director” means the absence of any interruption or termination of service as an Employee, Consultant or Outside Director, as applicable. Continuous Status as an Employee, Consultant or Outside Director shall not be considered interrupted in the case of sick leave or military leave, any other leave provided pursuant to a written policy of the Company in effect at the time of determination, or any other leave of absence approved by the Board or the Committee; provided that such leave is for a period of not more than the greatest of (i) 90 days, (ii) the date of the resumption of such service upon the expiration of such leave which is guaranteed by contract or statute or is provided in a written policy of the Company which was in effect upon the commencement of such leave, or (iii) such period of leave as may be determined by the Board or the Committee in its sole discretion.

(h) “Disinterested Person” shall have the meaning set forth in Rule 16b-3(d)(3), or any successor definition adopted by the Commission, provided the person is also an “outside director” under Section 162(m) of the Code.

(i) “DSU” means a deferred stock unit granted pursuant to this Plan.

(j) “Employee” means any person employed by the Company or any Parent or Subsidiary of the Company, including employees who are also officers or directors or both of the Company or any Parent or Subsidiary of the Company. The payment of a director’s fee by the Company shall not be sufficient to constitute “employment” by the Company.

(k) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

(l) “Good Reason” means any of the following: (i) any change in, or diminution of, the Employee’s or Consultant’s duties or responsibilities that is inconsistent in any material and adverse respect with such person’s duties and responsibilities with the Company immediately prior to the Change of Control; (ii) any reduction in the Employee’s or Consultant’s base salary or annual target bonus opportunity as in effect immediately prior to the Change of Control; or (iii) any requirement that the Employee or Consultant relocate his or her principal office to a location that is more than 35 miles from such person’s principal office immediately prior to the Change of Control. No action taken by the Company in good-faith shall constitute Good Reason unless the Employee or Consultant provides the Chief Executive Officer of the Company and the Committee with a written notice describing the action(s) that the Employee or Consultant believes to constitute Good Reason and the Company fails to remedy such action(s) within 30 days after the Chief Executive Officer of the Company and the Committee receive such written notice.

(m) “Grantee” means an Employee, Consultant or Outside Director who receives an Option or an Employee who receives a Deferred Stock Unit (a “DSU”).

(n) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, and the rules and regulations promulgated thereunder.

(o) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(p) “Option” means a stock option granted pursuant to this Plan.

(q) “Optioned Stock” means the Common Stock subject to an Option.

(r) “Outside Director” means any member of the Board of Directors of the Company who is not an Employee or Consultant.

(s) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(t) “Plan” means this Illinois Superconductor Corporation Plan, as amended from time to time.

(u) “Rule 16b-3” means Rule 16b-3, as promulgated by the Securities and Exchange Commission under Section 16(b) of the Exchange Act, as such rule is amended from time to time and as interpreted by the Securities and Exchange Commission.

(v) “Share” means a share of the Common Stock, as adjusted in accordance with Section of this Plan.

(w) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

      3.  Scope of Plan. Subject to the provisions of Section 11 of this Plan, and unless otherwise amended by the Board and approved by the stockholders of the Company as required by law, the maximum aggregate number of Shares issuable under this Plan is 6,011,468, and such Shares are hereby made available and shall be reserved for issuance under this Plan.

      If an Option shall expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares subject thereto shall (unless this Plan shall have terminated) become available for grants of Options and DSUs under this Plan. If any DSUs granted under this Plan are forfeited, the Shares subject to such forfeited DSUs shall (unless the Plan shall have terminated) become available for grants of Options and DSUs under this Plan.

          4.  Administration of Plan.

(a) Procedure. This Plan shall be administered by the Committee appointed pursuant to this Section 4(a). The Committee shall consist of two or more Outside Directors appointed by the Board, but all Committee members must be Disinterested Persons. If the Board fails to appoint such persons, the Committee shall consist of all Outside Directors who are Disinterested Persons.

(b) Powers of Committee. Subject to Section 5(b) below and otherwise subject to the provisions of this Plan, the Committee shall have full and final authority in its discretion to: (i) grant Incentive Stock Options, Nonstatutory Stock Options and DSUs, (ii) determine, upon review of relevant information and in accordance with Section 8 below, the Fair Market Value of the Common Stock; (iii) determine the exercise price per share of Options to be granted, in accordance with this Plan, (iv) determine the Employees and Consultants to whom, and the time or times at which, Options and DSUs shall be granted, and the number of shares to be represented by each Option or DSU; (v) cancel, with the consent of the Grantee, outstanding Options and grant new Options in substitution therefor; (vi) interpret this Plan; (vii) accelerate or defer (with the consent of the Grantee) the exercise date of any Option or the vesting date of any DSU; (viii) prescribe, amend and rescind rules and regulations relating to this Plan; (ix) determine the terms and provisions of each Option and DSU granted (which need not be identical) by which Options and DSUs shall be evidenced and, with the consent of the holder thereof, modify or amend any provisions (including without limitation provisions relating to the exercise price of any Option and the obligation of any Grantee to sell purchased or granted Shares to the Company upon specified terms and conditions) of any Option or DSU; (x) require withholding from or payment by a Grantee of any federal, state or local taxes; (xi) appoint and compensate agents, counsel, auditors or other specialists as the Committee deems necessary or advisable; (xii) correct any defect or supply any omission or reconcile any inconsistency in this Plan and any agreement relating to any Option or DSU, in such manner and to such extent the Committee determines to carry out the purposes of this Plan, and; (xiii) construe and interpret this Plan, any agreement relating to any Option or DSU, and make all other determinations deemed by the Committee to be necessary or advisable for the administration of this Plan.

A majority of the Committee shall constitute a quorum at any meeting, and the acts of a majority of the members present, or acts unanimously approved in writing by the entire Committee without a meeting, shall be the acts of the committee. Except as provided in Section 5(b), a member of the Committee shall not participate in any decisions with respect to himself under this Plan.

(c) Effect of Committee’s Decision. All decisions, determinations and interpretations of the Committee shall be final and binding on all Grantees and any other holders of any Options or DSUs granted under this Plan.

          5.  Eligibility.

(a) DSUs may be granted to any Employee and Options may be granted to any Employee, Consultant or Outside Director as the Committee may from time to time designate, provided that (i) Incentive Stock Options may be granted only to Employees, and (ii) Options may be granted to Outside Directors only in accordance with the provisions of Section 5(b) below. In selecting the individuals to whom Options and DSUs shall be granted, as well as in determining the number of Options and DSUs granted, the Committee shall take into consideration such factors as it deems relevant in connection with accomplishing the purpose of this Plan. Subject to the provisions of Section 3 above a Grantee may, if he or she is otherwise eligible, be granted additional Options and/or DSUs if the Committee shall so determine. Subject to adjustment as provided in Section 11 below, during any calendar year, Options for no more than 500,000 Shares of Common Stock shall be granted to any individual Employee, Consultant or Outside Director, and DSUs for no more than 150,000 Shares of Common Stock shall be granted to any individual Employee.

(b) All grants of Options to Outside Directors under this Plan shall be made strictly in accordance with the following provisions:

(i)	No person shall have any discretion to select which Outside Directors shall be granted options; provided, that nothing in this Plan shall be construed to prevent an Outside Director from declining to receive an Option under this Plan.

(ii)	Each Outside Director who is first elected to the Board after the adoption of this Plan shall be automatically granted on the date of such election (whether by the stockholders or by the Board of Directors) an Option to purchase 40,000 Shares (subject to adjustment as provided in Section 11 below) and each Outside Director who is first elected to a committee of the Board after the adoption of this Plan shall be automatically granted on the date of such election an Option to purchase 5,000 Shares per committee (subject to adjustment as provided in Section 11 below). On the date of the Annual Meeting of Stockholders of the Corporation in each calendar year (i) each Outside Director who is reelected at that meeting, or whose term of office does not expire at that meeting, shall be automatically granted an option to purchase 40,000 Shares (subject to adjustment as provided in Section 11 below) and (ii) each Outside Director who is serving on a committee shall be automatically granted an option to purchase 5,000 Shares per committee (subject to adjustment as provided in Section 11 below); provided that no such automatic annual grant shall be made to an Outside Director (i) who is first elected to the Board or a committee at or immediately following such Annual Meeting or was first elected to the Board or a committee within three months prior to such Annual Meeting, or (ii) if there are not sufficient Shares remaining and available to all Outside Directors eligible for an automatic grant at the time at which an automatic annual grant would otherwise be made under this Section 5(b)(ii).

(iii)	The terms of each Option granted under this Section 5(b)(ii) above shall be as follows:

(A)	the term of the option shall be ten (10) years;

(B)	the Option shall become exercisable cumulatively with respect to one-third of the Shares on each of the first, second and third anniversaries of the date of grant; provided, however, that in no event shall any option be exercisable prior to obtaining stockholder approval of this Plan; and

(C)	the exercise price per share of Common Stock shall be 100% of the “Fair Market Value” (as defined in Section 7(b) below) on the date of grant of the Option.

(iv)	Subject to the limitation set forth in Section 5(a) above, each Outside Director may be granted additional Options at the discretion of the Board. Subject to the provisions of this Plan, the terms of such discretionary Options shall be set forth in the Option agreement.

Notwithstanding anything to the contrary herein, no automatic grants of options shall be made under the Plan during the period commencing on November 5, 1999 and ending on the date of effectiveness, if any, of an amendment to the Corporation’s Certificate of Incorporation providing for at least 120 million authorized shares of Common Stock, provided, however, that, in the event of adoption of such an amendment, any such automatic grants that would otherwise have been made during such period shall be made on the first business day following the effective date of the aforementioned amendment.

(c) Each Option granted under Section 5(b) above shall be a Nonstatutory Stock Option. Each other Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. Notwithstanding such designations, if and to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Grantee during any calendar year (under all plans of the Company) exceeds $100,000, such options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(c), Options shall be taken into account in the order in which they are granted, and the Fair

Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(d) This Plan shall not confer upon any Grantee any right with respect to continuation of employment by or the rendition of services to the Company or any Parent or Subsidiary, nor shall it interfere in any way with his or her right or the right of the Company or any Parent or Subsidiary to terminate his or her employment or services at any time, with or without cause. The terms of this Plan or any Options or DSUs granted hereunder shall not be construed to give any Grantee the right to any benefits not specifically provided by this Plan or in any manner modify the Company’s right to modify, amend or terminate any of its pension or retirement plans.

      6.  Term of Plan. This Plan shall become effective upon the later to occur of its adoption by the Board of Directors of the Company (such adoption to include the approval of at least two Outside Directors) or its approval by vote of the holders of a majority of the outstanding shares of the Company entitled to vote on the adoption of this Plan, and shall terminate no later than August 31, 2003. No grants shall be made under this Plan after the date of termination of this Plan. Any termination, either partially or wholly, shall not affect any Options then outstanding under this Plan.

      7.  Exercise Price; Consideration and Tax Withholding.

(a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Committee as follows:

(i)	In the case of an Incentive Stock Option granted to any Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant, but if granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(ii)	In the case of an Incentive Stock Option granted to any person other than an Outside Director, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant, but if granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant. The exercise price of Options granted pursuant to Section 5(b) above shall be 100% of the Fair Market Value on the date of grant of the Option.

For purposes of this Section 7(a), if an Option is amended to reduce the exercise price, the date of grant of such option shall thereafter be considered to be the date of such amendment.

(iii)	With respect to (i) or (ii) above, the per Share exercise price is subject to adjustment as provided in Section 11 below.

(b) Fair Market Value. The “Fair Market Value” of the Common Stock shall be determined by the Committee in its discretion; provided, that if the Common Stock is listed on a stock exchange, the Fair Market Value per Share shall be the closing price on such exchange on the date of grant of the Option as reported in the Wall Street Journal (or, (i) if not so reported, as otherwise reported by the exchange, and (ii) if not reported on the date of grant, then on the last prior date on which a sale of the Common Stock was reported); or if not listed on an exchange but traded on the National Association of Securities Dealers Automated Quotation National Market System (“NASDAQ”), the Fair Market Value per Share shall be the closing price per share of the Common Stock for the date of grant, as reported in the Wall Street Journal (or, (i) if not so reported, as otherwise reported by NASDAQ, and (ii) if not reported on the date of grant, then on the last prior date on which a sale of the Common Stock was reported); or, if the Common Stock is otherwise publicly traded, the mean of the closing bid price and asked price for the last known sale.

(c) Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee (and in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (i) cash; (ii) check; (iii) the Grantee’s personal interest bearing full recourse promissory note with such terms and provisions as the Committee may authorize (provided that no person who is not an Employee of the Company may purchase Shares with a promissory note); (iv) other Shares of Common Stock which (X) either have been owned by the Grantee for more than six (6) months on the date of surrender or were not acquired directly or indirectly from the Company, and (Y) have a Fair Market Value on the date of surrender (determined without regard to any limitations on transferability imposed by securities laws) equal to the aggregate exercise price of the Shares as to which said Option shall be exercised; (v) any combination of such methods of payment; or (vi) such other consideration and method of payment for the issuance of Shares to the extent permitted under applicable laws.

(d) Withholding. No later than the date as of which an amount first becomes includable in the gross income of the Grantee for Federal income tax purposes with respect to an option, the Grantee shall pay to the Company (or other entity identified by the Committee), or make arrangements satisfactory to the Company or other entity identified by the Committee regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount required in order for the Company to obtain a current deduction. Unless otherwise determined by the Committee, withholding obligations may be settled with Common Stock, including Common Stock underlying the subject option, provided that any applicable requirements under Section 16 of the Exchange Act are satisfied so as to avoid liability thereunder. The obligations of the Company under this Plan shall be conditional upon such payment or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Grantee.

          8.  Options.

(a) Term of Option. The term of each Option granted (other than an Option granted under Section 5(b) above) shall be for a period of no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option agreement. However, in the case of an Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter time as may be provided in the Option Agreement.

                    (b)  Exercise of Options.

(i)	Procedure for Exercise; Rights as a Shareholder. Any Option granted under this Plan (other than an Option granted pursuant to Section 5(b) above) shall be exercisable at such times and under such conditions as determined by the Committee, including performance criteria with respect to the Company and/or the Grantee, and as shall otherwise be permissible under the terms of this Plan.

An Option may not be exercised for a fraction of a Share.

An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Committee, consist of any consideration and method of payment allowable under Section 7 of this Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option If the exercise of an Option is treated in part as the exercise of an

Incentive Stock Option and in part as the exercise of a Nonstatutory Stock Option pursuant to Section 5(b) above, the Company shall issue a separate stock certificate evidencing the Shares treated as acquired upon exercise of an Incentive Stock Option and a separate stock certificate evidencing the Shares treated as acquired upon exercise of a Nonstatutory Stock Option and shall identify each such certificate accordingly in its stock transfer records. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section of this Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of this Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii)	Method of Exercise. A Grantee may exercise an Option, in whole or in part, at any time during the option period by the Grantee’s giving written notice of exercise on a form provided by the Committee (if available) to the Company specifying the number of shares of Common Stock subject to the Option to be purchased. Such notice shall be accompanied by payment in full of the purchase price by cash or check or such other form of payment as the Company may accept. If approved by the Committee, payment in full or in part may also be made (A) by delivering Common Stock already owned by the Grantee having a total Fair Market Value on the date of such delivery equal to the exercise price of the subject Option; (B) by the execution and delivery of a note or other evidence of indebtedness (and any security agreement thereunder) satisfactory to the Committee; (C) by authorizing the Company to retain shares of Common Stock which would otherwise be issuable upon exercise of the Option having a total Fair Market Value on the date of delivery equal to the exercise price of the subject Option; (D) by the delivery of cash by a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise (in accordance with Part 220, Chapter II, Title 12 of the Code of Federal Regulations, so-called “cashless” exercise); or (E) by any combination of the foregoing. In the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Common Stock of the same class as the Common Stock subject to the Option may be authorized only at the time the Option is granted. No shares of Common Stock shall be issued until full payment therefor has been made. A Grantee shall have all of the rights of a shareholder of the Company holding the class of Common Stock that is subject to such Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the Grantee has given written notice of exercise, has paid in full for such shares and such shares have been recorded on the Company’s official shareholder records as having been issued or transferred.

(iii)	Termination of Status as an Employee, Consultant or Outside Director. If a Grantee’s Continuous Status as an Employee, Consultant or Outside Director (as the case may be) is terminated for any reason whatever, such Grantee may, but only within such period of time as provided in the Option agreement, after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option agreement), exercise the Option to the extent that such Employee, Consultant or Outside Director was entitled to exercise it at the date of such termination pursuant to the terms of the Option agreement. To the extent that such Employee, Consultant or Outside Director was not entitled to exercise the Option at the date of such termination, or if such Employee, Consultant or Outside Director does not exercise such Option (which such Employee, Consultant or Outside Director was entitled to exercise) within the time specified in the Option agreement, the Option shall terminate.

(iv) Company Loan or Guarantee. Upon the exercise of any Option and subject to the pertinent Option agreement and the discretion of the Committee, the Company may at the request of the Grantee; (A) lend to the Grantee, with recourse, an amount equal to such portion of the option exercise price as the Committee may determine; or (B) guarantee a loan obtained by the Grantee from a third-party for the purpose of tendering the option exercise price.

          9.  Deferred Stock Units.

(a) Grant of Deferred Stock Units. Subject to such terms and conditions as the Committee shall determine, an Employee may be granted Deferred Stock Units (“DSUs”), entitling the Employee to receive Shares of Common Stock without any payment in cash or property in one or more installments at a future date or dates. DSUs shall be non-transferable and may be conditioned on such matters as the Committee shall determine, including continued employment or attainment of performance goals. No Shares of Common Stock will be issued at the time an award of DSUs is made and the Company shall not be required to set aside a fund for the payment of any such award. The Company will establish a separate recordkeeping account for the Employee and will record in such account the number of DSUs awarded to the Grantee. The Committee may permit Grantees to further defer receipt of Shares of Common Stock payable with respect to DSUs.

(b) Rights as a Stockholder; Dividend Equivalents. A Grantee shall not have any right in respect of DSUs awarded pursuant to the Plan to vote on any matter submitted to the Company’s stockholders until such time as the Shares of Common Stock attributable to such DSUs have been issued to such Grantee or his beneficiary. The Committee will determine whether and to what extent to pay dividend equivalents to Grantees of DSUs.

(c) Settlement of Deferred Stock. An Employee shall receive one share of Common Stock for each vested DSU on such date or dates and/or upon the occurrence of such event as the Committee may specify in the award agreement or on such later date as may be elected by the Grantee in a deferral election made accordance with the rules and procedures established by the Committee. If a Grantee’s Continuous Status as an Employee is terminated for any reason, the Grantee shall immediately forfeit all rights with respect to any nonvested DSUs credited to his or her account.

      10.  Non-transferability of Options and DSUs. Except as otherwise provided in an Option Agreement, Options and DSUs granted hereunder shall by their terms not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution. Except as otherwise provided in an Option Agreement, an Option may be exercised during the Grantee’s lifetime only by the Grantee.

      11.  Adjustments Upon Changes in Capitalization or Merger.

(a) Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock which have been authorized for issuance under this Plan but as to which no Options or DSUs have yet been granted or which have been returned to this Plan upon cancellation or expiration of an Option, or forfeiture of a DSU, the maximum number of Shares for which Options or DSUs may be granted to any Employee, Consultant or Outside Director during any calendar year (as provided in Section 5(a) above), and the number of shares of Common Stock subject to each outstanding Option and DSU, as well as the exercise price per share of Common Stock covered by each outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of shares of Common Stock issued as a result of a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock of the Company or the payment of a stock dividend with respect to the Common Stock. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of shares of Common Stock subject to an Option or DSU.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Committee and give each Grantee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed dissolution or liquidation of the Company, each nonvested DSU shall be forfeited, unless otherwise provided by the

Committee, and the deferred Shares of Common Stock payable with respect to each vested DSU shall be issued to the Grantee immediately prior to the consummation of the proposed action notwithstanding any deferral election made by the Grantee.

(c) Change of Control. For purposes of this Plan, a “Change of Control” shall be deemed to have occurred if (i) if any corporation, person or other entity (other than the Company, a majority-owned subsidiary of the Company or any of its subsidiaries, or an employee benefit plan (or related trust) sponsored or maintained by the Company), including a “group” as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner of stock (other than as a result of a purchase of such stock from the Company) representing more than 25% of the combined voting power of the Company’s then outstanding securities; (ii) (A) the stockholders of the Company approve a definitive agreement to merge or consolidate the Company with or into another corporation other than a majority-owned subsidiary of the Company, or to sell or otherwise dispose of all or substantially all of the Company’s assets, and (B) the persons who were the members of the Board prior to such approval do not represent a majority of the directors of the surviving, resulting or acquiring entity or the parent thereof; or (iii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new director whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board. With respect to Options granted to any Employee or Consultant prior to February 15, 2000 and with respect to any Options granted to any Outside Director (whether granted before or after February 15, 2000), each such Option that is outstanding immediately prior to a Change of Control shall become exercisable in full regardless of any vesting conditions otherwise expressed in the award agreement. Except as otherwise provided in an award agreement with respect to Options or DSUs granted to an Employee or Consultant on or after February 15, 2000 and prior to a Change of Control, each such outstanding DSU shall vest, and each such outstanding Option shall become exercisable in full, regardless of any vesting conditions otherwise expressed in the award agreement, upon the Employee’s or Consultant’s termination of employment with the Company following the Change of Control of the Company if the Employee’s or Consultant’s employment is terminated by the Company without Cause or by the Employee or Consultant for Good Reason.

(d) Purchased Shares. No adjustment under this Section 11 shall apply to any purchased Shares already deemed issued at the time any adjustment would occur.

(e) Notice of Adjustments. Whenever the purchase price or the number or kind of securities issuable upon the exercise of the Option shall be adjusted pursuant to Section 11, the Company shall give each Grantee written notice setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, and the method by which such adjustment was calculated.

(f) Certain Cash Payments. If a Grantee would not be permitted to exercise an Option or any portion thereof (for purposes of this subsection (f) only, each such Option being referred to as a “Subject Option”) or dispose of the Shares received upon the exercise thereof without loss or liability (other than a loss or liability for the exercise price, applicable withholding or any associated transactional cost), or if the Board determines that the Grantee may not be permitted to exercise the same rights or receive the same consideration with respect to the sale of the Company as a shareholder of the Company with respect to any Subject Options or portion thereof or the Shares received upon the exercise thereof, then notwithstanding any other provision of this Plan and unless the Committee shall provide otherwise in an agreement with such Grantee with respect to any Subject Options, such Grantee shall have the right, whether or not the Subject Option is fully exercisable or may be otherwise realized by the Grantee, by giving notice during the 60-day period from and after a Sale to the Company, to elect to surrender all or part of any Subject Options to the Company and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the “Sale Price” (as defined herein) per share of Common Stock on the date of such election shall exceed the amount which the Grantee must pay to exercise the Subject Options per share of Common Stock under such Subject Options (the “Spread”) multiplied by the number of shares of Common Stock granted under the Subject Options as to which the right granted hereunder shall be applicable and shall have been exercised; provided, however, that if the end of such 60-day period from and after a sale of the Company is within six months of the date of grant of a Subject Option held by a Grantee (except a Grantee who has deceased during such six month period) who is an officer or director of the Company (within the meaning of Section 16(b) of the Exchange Act), such Subject Option shall be canceled in exchange for a payment to the Grantee, effective on the day which is six months and one day after the date of grant of such Subject Option, equal to the Spread multiplied by the number of shares of Common Stock granted under the Subject Option. With respect to any Grantee who is an officer or director of the Company (within the meaning of Section 16(b) of the Exchange Act), the 60-day period shall be extended, if necessary, to include the “window period” of Rule 16(b)-3 which first commences on or after the date of the sale of the Company, and the Committee shall have sole discretion, if necessary, to approve the Grantee’s exercise hereunder and the date on which the Spread is calculated may be adjusted, if necessary, to a later date if necessary to avoid liability to such Grantee under Section 16(b). For purposes of the Plan, “Sale Price” means the higher of (a) the highest reported sales price of a share of Common Stock in any transaction reported on the principal exchange on which such shares are listed or on NASDAQ during the 60-day period prior to and including the date of a sale of the Company or (b) if the sale of the Company is the result of a tender or exchange offer or a corporate transaction, the highest price per share of Common Stock paid in such tender or exchange offer or a corporate transaction, except that, in the case of Incentive Stock Options, such price shall be based only on the Fair Market Value of the Common Stock on the date such Incentive Stock Option is exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Committee.

(g) Mitigation of Excise Tax. If any payment or right accruing to a Grantee under this Plan (without the application of this Section), either alone or together with other payments or rights accruing to the Grantee from the Company or an affiliate (“Total Payments”) would constitute a “parachute payment” (as defined in Section 280G of the Code and regulations thereunder), the Committee may in each particular instance determine to (a) reduce such payment or right to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code, or (b) take such other actions, or make such other arrangements or payments with respect to any such payment or right as the Committee may determine in the circumstances. Any such determination shall be made by the Committee in the exercise of its sole discretion, and such determination shall be conclusive and binding on the Grantee. The Grantee shall cooperate as may be requested by the Committee in connection with the Committee’s determination, including providing the Committee with such information concerning such Grantee as the Committee may deem relevant to its determination.

      12.  Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Committee makes the determination granting such Option. Notice of the determination shall be given to each Employee, Consultant or Outside Director to whom an Option is so granted within a reasonable time after the date of such grant. If the Committee cancels, with the consent of Grantee, any Option granted under this Plan, and a new Option is substituted therefor, the date that the canceled Option was originally granted shall be the date used to determine the earliest date for exercising the new substituted Option under Section 7 so that the Grantee may exercise the substituted Option at the same time as if the Grantee had held the substituted Option since the date the canceled Option was granted.

      13.  Amendment and Termination of Plan.

(a) Amendment and Termination. The Board or the Committee may amend, waive or terminate this Plan from time to time in such respects as it shall deem advisable; provided that, to the extent necessary to comply with the applicable rules and regulations of the stock exchange or market on which the Common Stock is then listed for trading or with Section 422 of the Code (or any successor or applicable law or regulation), the Company shall obtain stockholder approval of any Plan amendment in such manner and to such a degree as is required by the rule, regulation or law.

(b) Effect of Amendment or Termination. Any such amendment or termination of this Plan shall not affect Options or DSUs already granted and such Options and DSUs shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Grantee and the Committee, which agreement must be in writing and signed by the Grantee and the Company.

      14.  Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to a DSU or to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant to a DSU or upon exercise of an Option hereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

      15.  Restrictions on Shares. Shares of Common Stock issued in respect of DSUs or upon exercise of an Option shall be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its discretion may determine or provide in the grant. The Company shall not be required to issue or deliver any certificates for shares of Common Stock, cash or other property prior to (i) the listing of such shares on any stock exchange (or other public market) on which the Common Stock may then be listed (or regularly traded), (ii) the completion of any registration or qualification of such shares under federal or state law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable, and (iii) the satisfaction of any applicable withholding obligation in order for the Company or an affiliate to obtain a deduction with respect to the exercise of an Option. The Company may cause any certificate for any share of Common Stock to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such Common Stock as provided in this Plan or as the Committee may otherwise require. The Committee may require any person exercising an Option or receiving shares in respect of DSUs to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares of Common Stock in compliance with applicable law or otherwise. Fractional shares shall not be delivered, but shall be rounded to the next lower whole number of shares.

      16.  Shareholder Rights. No person shall have any rights of a shareholder as to shares of Common Stock subject to an Option or DSU until, after proper exercise of the Option or other action required or, in the case of DSUs, after the conditions for delivery of Shares subject to DSUs have been satisfied and such shares shall have been recorded on the Company’s official shareholder records as having been issued or transferred. Subject to the preceding Section and upon exercise of the Option or any portion thereof or satisfaction of the conditions for delivery of Shares subject to DSUs, the Company will have thirty (30) days in which to issue the shares, and the Grantee will not be treated as a shareholder for any purpose whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such shares are recorded as issued or transferred in the Company’s official shareholder records, except as provided herein or in an agreement.

      17.  Best Efforts To Register. If there has been a public offering, the Company may register under the Securities Act the Common Stock delivered or deliverable pursuant to Options on Commission Form S-8 if available to the Company for this purpose (or any successor or alternate form that is substantially similar to that form to the extent available to effect such registration), in accordance with the rules and regulations governing such forms, as soon as such forms are available for registration to the Company for this purpose. The Company will, if it so determines, use its good faith efforts to cause the registration statement to become effective as soon as possible and will file such supplements and amendments to the registration statement as may be necessary to keep the registration statement in effect until the earliest of (a) one year following the expiration of the option period of the last Option outstanding (or issuance of the last Share subject to an outstanding DSU), (b) the date the Company is no longer a reporting company under the Exchange Act and (c) the date all Grantees have disposed of all shares delivered pursuant to any Option or DSU. The Company may delay the foregoing actions at any time and from time to time if the Committee determines in its discretion that any such registration would materially and adversely affect the Company’s interests or if there is no material benefit to Grantees.

      18.  Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to permit the exercise of all Options outstanding under this Plan and the issuance of Shares subject to all outstanding DSUs. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained for any reason.

      19.  Option and DSU Agreements. Options and DSUs shall be evidenced by written agreements in such form as the Committee shall approve.

      20.  Information to Grantees. To the extent required by applicable law, the Company shall provide to each Grantee, during the period for which such Grantee has one or more Options or DSUs outstanding, copies of all annual reports and other information which are provided to all stockholders of the Company. Except as otherwise noted in the foregoing sentence, the Company shall have no obligation or duty to affirmatively disclose to any Grantee, and no Grantee shall have any right to be advised of, any material information regarding the Company or any Parent or Subsidiary at any time prior to, upon or otherwise in connection with, the exercise of an Option.

      21.  Funding. Benefits payable under this Plan to any person shall be paid directly by the Company. The Company shall not be required to fund or otherwise segregate assets to be used for payment of benefits under this Plan.

      22.  Controlling Law. This Plan shall be governed by the laws of the State of Delaware applicable to contracts made and performed wholly in Delaware between Delaware residents.

ILLINOIS SUPERCONDUCTOR CORPORATION

[X]	Please mark your votes as in this example.

1.	Election of Directors:	For Nominee	Withhold Authority

	Howard S. Hoffmann Tom L. Powers	[ ] [ ]	[ ] [ ]

		FOR	AGAINST	ABSTAIN

2.	Approval of an amendment to the Company’s Certificate of Incorporation to change the name of the Company to “ISCO International, Inc.”	[ ]	[ ]	[ ]

3.	Approval of the amendments to the Illinois Superconductor Corporation 1993 Stock Option Plan, as amended, as described in the proxy statement.	[ ]	[ ]	[ ]

4.	Ratify the Appointment of Grant Thornton LLP as the Company’s Independent Auditors.	[ ]	[ ]	[ ]

      In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournments thereof.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NOS. 1, 2, 3, AND 4 IN THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ABOVE. THIS PROXY WILL BE VOTED FOR PROPOSAL NOS. 1, 2 , 3 AND 4 IF NO SPECIFICATION IS MADE AND WILL BE VOTED AT THE DISCRETION OF THE PROXY HOLDERS ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

      Attendance of the undersigned at the meeting, or at any adjournment or postponement thereof, will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate at such meeting or session the intention of the undersigned to vote said share(s) in person. If the undersigned hold(s) any of the shares of the Company in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity, as well as individually.

      PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

      SIGNATURE ________________________________________________ DATE:______________

      SIGNATURE ________________________________________________ DATE:______________
                              (if jointly owned)

      Note: Please sign name(s) exactly as appearing hereon. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally. When signing as a corporation or a partnership, please sign in the name of the entity by an authorized person.

      [   ] Please check this box if you plan to attend the meeting.

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PROXY	PROXY

ILLINOIS SUPERCONDUCTOR CORPORATION
451 KINGSTON COURT —MT. PROSPECT, ILLINOIS 60056

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY FOR THE JUNE 22, 2001 ANNUAL MEETING OF STOCKHOLDERS

      The undersigned hereby appoints Dr. George Calhoun and Mr. Charles F. Willes and either of them as proxies, each with power of substitution, and hereby authorizes them to represent the undersigned and to vote, as designated below, all the shares of Common Stock held of record by the undersigned on April 27, 2001 at the Annual Meeting of Stockholders of Illinois Superconductor Corporation, to be held on June 22, 2001, at the Doubletree Guest Suites, 1400 Milwaukee Avenue, Glenview, IL 60025, beginning at 1:00 p.m. local time, or at any adjournment or postponement thereof, upon the matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE AS TO ANY PARTICULAR ITEM, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES LISTED ON THIS PROXY, “FOR” THE PROPOSAL TO APPROVE THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO ISCO INTERNATIONAL INC., “FOR” THE PROPOSAL TO APPROVE THE AMENDMENT TO THE COMPANY’S 1993 STOCK OPTION PLAN, AND “FOR” THE RATIFICATION OF APPOINTMENT OF GRANT THORNTON LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY’S FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

      PLEASE SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

            (Continued and to be signed on reverse side.)

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